UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGGIX

Putnam Global Income Trust

Annual report
10|31|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in
bonds and other securities
with the goal of providing
a steady stream of income
over time.

Putnam
Global Income
Trust

Annual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	78

Shareholder meeting results	79

About the Trustees	80

Officers	82

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

About the fund

Investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for opportunities. Putnam Global Income Trust searches the world for income-generating securities. This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. However, at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates to lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

The fund has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments in an effort to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. The advantage of this variety of holdings is that the sources of return are, to some extent, independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can negatively affect the fund.

The fund’s managers work with Putnam’s fixed-income group and possess a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the managers as they construct a portfolio seeking high current income.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s non-diversified status, which means the fund may invest in fewer issues, can increase its vulnerability to common economic forces and may result in greater losses and volatility.

Key drivers of returns in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Performance snapshot

Annualized total return (%) comparison as of 10/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

D. William Kohli

How did the fund perform for the year ended October 31, 2010?

I’m pleased to report that Putnam Global Income Trust’s class A shares returned 13.63%, outperforming both its benchmark, the Barclays Capital Global Aggregate Bond Index, which gained 6.89%, and the average return of its Lipper peer group, Global Income Funds, which finished at 9.62%.

What was the situation in the global bond markets during the past 12 months?

The period began amid indications that global economies were emerging from the Great Recession, prompting investors to move toward the historically attractive yields offered by securities in riskier categories, such as high-yield corporate bonds and emerging-market debt. Then in April and May, after more than a year of steady improvement in credit market conditions, the fallout from Europe’s sovereign debt woes bred risk aversion and led to higher borrowing costs for a handful of smaller European economies, most notably Greece, and for some corporations. By late summer, however, the credit markets recovered, and U.S. corporations found increasingly inexpensive access to debt markets, resulting in a resurgence of bond issuance at unusually low borrowing rates. In Europe, credit conditions broadly stabilized as a nearly $1 trillion government bailout program calmed market concerns about a liquidity crisis. Still, the borrowing environment varied considerably from country to country, underscoring ongoing sovereign debt concerns. As the period came to a close, the Federal Reserve [the Fed] launched its second major quantitative easing program — dubbed “QE2” (see “In the News” on page 9 for more information).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

The fund outperformed its benchmark and peer category by substantial margins. What were the major factors behind this outperformance?

The fund’s strong relative performance is attributable to several key strategies and risk exposures. During the period, the fund benefited from our balanced approach to prepayment risk, credit risk, and liquidity risk, primarily as a result of three major mortgage strategies.

First, we established a moderate position in short-term commercial mortgage-backed securities [CMBS], focusing on bonds in the highly liquid topmost part of the capital structure. Our analysis suggested that these bonds were undervalued relative to their liquidity risk. Our CMBS holdings benefited from an increasing investor perception that even though commercial mortgage delinquencies have continued to grow, senior CMBSs have enough structural protection to withstand losses.

The fund’s mortgage strategies also included investments in government-agency interest-only collateralized mortgage obligations [CMO IOs]. CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors. IOs are securities derived from the interest portion of the underlying mortgages. CMO IOs are designed so that the longer homeowners take to pay down their mortgages, the more money a security holder will make from interest payments on those loans. Despite record-low mortgage rates, refinancing activity was constrained by extremely tight bank-underwriting requirements, making it difficult for many borrowers to qualify for a new loan. Depressed home prices also hampered borrowers’ attempts to refinance by putting loan-to-home-value ratios outside ranges considered acceptable by most lenders. As a result, our CMO IOs

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

accumulated steady cash flows throughout the fiscal year, with minimal prepayment risk

In implementing our CMO IO strategy, we used interest-rate futures, swaps and options to hedge the fund’s duration — or sensitivity to interest-rate changes — thereby isolating the prepayment risk that we believed was attractively priced.

Our third mortgage strategy entailed investments in non-agency residential mortgage-backed securities [RMBS]. Within the RMBS area, we emphasized hybrid adjustable-rate mortgage-backed securities, which combine features of both fixed- and adjustable-rate mortgages. We also invested in Alt-A mortgages at what we believed were attractive prices. Alt-A mortgages are considered riskier than standard prime mortgages, but higher quality than subprime mortgages because Alt-A borrowers must have reasonable credit histories.

How did your yield curve positioning affect performance?

Our yield curve, or “term structure,” strategy also helped performance. Using interest-rate swaps, futures, and options, we built positions

Credit qualities are shown as a percentage of net assets as of 10/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

in the intermediate-maturity, five-to-ten year part of the curve. Yields in this area of the curve were most affected by investor anticipation of the impact of the Fed’s bond purchases under QE2, because they influence consumer credit rates for mortgages, car loans, and other borrowing. We avoided the short end of the curve, where Fed monetary policy had anchored short-term yields at extremely low levels. We also avoided the long end of the curve because this portion of the curve is the most sensitive to changing inflation expectations. We also used interest-rate futures and swap contracts to manage the fund’s term-structure risk, or the risk of unanticipated shifts in the yield curve.

After rallying earlier in the period, the U.S. dollar weakened during the final months of the fiscal year. How did this currency fluctuation affect results?

While we do use currency-forward contracts to gain exposure to currencies and hedge foreign exchange risk in the portfolio, the fund is largely unhedged. Consequently, if the dollar is strong, it tends to dampen the fund’s return. However, if the dollar is weak, it tends to boost performance. During this period, our overall currency positioning helped results, due to a combination of U.S. dollar weakness in the second half of the period, and overweight exposure to the strong-performing Australian dollar.

Which areas detracted from results?

I’m happy to report that there were no notable detractors. We took a cautious approach toward interest-rate risk during the period, keeping the fund’s duration shorter than that of its benchmark and peer group average. This strategy restrained the fund’s outperformance modestly in an environment of falling interest rates.

What is your outlook for the global credit markets and the fund over the coming months?

We continue to favor strategies that do not rely on strong global growth to be effective, specifically short-duration, short-maturity securities offering high-quality cash flows. As a result, we plan to maintain the fund’s

This chart reflects how physical securities, futures contracts, and interest-rate swaps denominated in each currency contribute to the portfolio’s duration, a measure of sensitivity to interest-rate changes, and how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets that contribute to the fund’s interest-rate exposure. Holdings will vary over time.

holdings of CMBS, CMO IOs, and RMBS. In our view, senior CMBSs can continue to generate stable cash flows with sufficient principal protection, given their seniority in the capital structure. We believe CMO IOs should fare relatively well in a weak housing market. And we believe RMBSs can continue to produce high yields supported by valuations that can accommodate even worst-case scenarios.

In Europe, with the spread of sovereign-risk concerns from Greece, Portugal, Ireland, and Spain to medium-quality issuers such as France, we are focusing on top-tier countries such as Germany, the Netherlands, Norway, and Switzerland, which for the most part avoided excesses in their housing and banking sectors.

Lastly, given the potential for interest-rate volatility in the months ahead — in light of QE2 and other factors — we plan to maintain the fund’s relatively short duration positioning.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s dividend rate declined during the period. The dividend per class A share was reduced from $0.087 to $0.065 as of September 2010. This reduction was due to an adjustment in prior foreign currency gains that were distributed at an earlier date.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction and Global Strategies at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava.

IN THE NEWS

The Federal Reserve’s “QE2” has set sail. In light of what has been a tepid economic recovery, in October the Fed announced a second round of monetary stimulus via quantitative easing — dubbed QE2 by the media — involving the purchase of an additional $600 billion of U.S. Treasury bonds through the end of June 2011. The Fed has suggested in recent months that it is particularly concerned about the prospect of deflation, which has plagued the Japanese economy for the better part of the past decade. By purchasing Treasuries, the central bank could drive down already low yields by injecting about $75 billion a month into the capital markets. The idea behind QE2 is that the money would then be reinvested, and the expected upward pressure on asset prices could create inflationary expectations sufficient to prevent deflation from becoming a problem.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.67%	7.48%	6.84%	6.84%	6.87%	6.87%	7.37%	7.22%	7.41%	7.73%

10 years	125.51	116.48	109.36	109.36	109.39	109.39	119.99	112.85	120.15	128.53
Annual average	8.47	8.03	7.67	7.67	7.67	7.67	8.20	7.85	8.21	8.62

5 years	53.24	47.08	47.76	45.76	47.76	47.76	51.43	46.46	51.50	55.28
Annual average	8.91	8.02	8.12	7.83	8.12	8.12	8.65	7.93	8.66	9.20

3 years	34.18	28.79	31.20	28.20	31.19	31.19	33.13	28.84	33.25	35.09
Annual average	10.30	8.80	9.47	8.63	9.47	9.47	10.01	8.81	10.04	10.55

1 year	13.63	9.10	12.74	7.78	12.80	11.80	13.35	9.68	13.39	13.93

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 10/31/10

	Barclays Capital Global	Lipper Global Income Funds
	Aggregate Bond Index	category average*

Annual average (life of fund)	—†	7.70%

10 years	106.07%	102.23
Annual average	7.50	7.15

5 years	42.07	35.43
Annual average	7.28	6.13

3 years	23.31	19.68
Annual average	7.23	6.05

1 year	6.89	9.62

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/10, there were 159, 112, 99, 59, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Capital Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the 12-month period ended 10/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$1.714		$1.618	$1.625	$1.680		$1.684	$1.748

Capital gains	—		—	—	—		—	—

Total	$1.714		$1.618	$1.625	$1.680		$1.684	$1.748

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$13.24	$13.79	$13.20	$13.20	$13.14	$13.58	$13.23	$13.25

10/31/10	13.15	13.70	13.10	13.10	13.04	13.48	13.14	13.16

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	5.93%	5.69%	5.22%	5.31%	5.71%	5.52%	5.66%	6.20%

Current 30-day SEC yield [2]	N/A	3.57%	2.97%	2.98%	N/A	3.36%	3.47%	3.97%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 10/31/00 to 10/31/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,936 and $20,939, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $21,285 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $22,015 and $22,853, respectively.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.59%	7.40%	6.76%	6.76%	6.79%	6.79%	7.29%	7.14%	7.33%	7.65%

10 years	117.61	108.84	101.97	101.97	102.16	102.16	112.41	105.43	112.50	120.48
Annual average	8.09	7.64	7.28	7.28	7.29	7.29	7.82	7.46	7.83	8.23

5 years	47.58	41.64	42.17	40.17	42.27	42.27	45.91	41.22	45.90	49.53
Annual average	8.09	7.21	7.29	6.99	7.31	7.31	7.85	7.15	7.85	8.38

3 years	32.45	27.19	29.50	26.50	29.58	29.58	31.49	27.22	31.53	33.46
Annual average	9.82	8.35	9.00	8.15	9.02	9.02	9.55	8.36	9.57	10.10

1 year	13.90	9.35	13.09	8.12	13.14	12.14	13.70	10.03	13.74	14.19

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 10/31/09*†	1.21%	1.96%	1.96%	1.46%	1.46%	0.96%

Total annual operating expenses for the fiscal year
ended 10/31/09†	1.27%	2.02%	2.02%	1.52%	1.52%	1.02%

Annualized expense ratio for the six-month period
ended 10/31/10‡	1.12%	1.87%	1.87%	1.37%	1.37%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/11.

† Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.91	$9.84	$9.84	$7.22	$7.22	$4.59

Ending value (after expenses)	$1,091.90	$1,088.20	$1,087.60	$1,090.30	$1,091.40	$1,094.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.70	$9.50	$9.50	$6.97	$6.97	$4.43

Ending value (after expenses)	$1,019.56	$1,015.78	$1,015.78	$1,018.30	$1,018.30	$1,020.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 4th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 2nd quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 149, 99 and 81 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2010

The fund’s portfolio 10/31/10

MORTGAGE-BACKED SECURITIES (30.5%)*	Principal amount		Value

Asset Securitization Corp. Ser. 96-MD6, Class A7, 8.335s, 2029		$74,112	$78,083

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049		90,000	95,407
Ser. 07-2, Class A2, 5.634s, 2049		1,518,000	1,565,385
Ser. 06-4, Class A2, 5.522s, 2046		293,000	298,376
Ser. 06-5, Class A2, 5.317s, 2047		1,003,000	1,036,831

Banc of America Commercial Mortgage, Inc. 144A
Ser. 07-5, Class XW, IO, 0.431s, 2051		5,633,188	106,046
Ser. 04-4, Class XC, IO, 0.243s, 2042		2,079,452	32,878
Ser. 06-5, Class XC, IO, 0.146s, 2016		2,242,164	34,740

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037		639,225	67,246
Ser. 06-CD1A, IO, 2.258s, 2023	CAD	6,746,359	283,688
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	9,545,825	417,314
FRB Ser. 06-CD1A, Class A1, 1.47s, 2023	CAD	1,033,152	845,601

Bear Stearns Alt-A Trust
FRB Ser. 06-5, Class 2A2, 6.126s, 2036		$413,427	268,728
FRB Ser. 05-7, Class 23A1, 5.563s, 2035		208,788	155,913
FRB Ser. 05-10, Class 24A1, 4.7s, 2036		545,918	332,191

Bear Stearns Alt-A Trust II FRB Ser. 07-1, Class 1A1,
5.488s, 2047		1,399,155	867,476

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.251s, 2032		100,000	103,293
FRB Ser. 07-PW16, Class A2, 5.665s, 2040		274,000	283,034
Ser. 07-PW15, Class A4, 5.331s, 2044		871,000	906,780

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.683s, 2038		1,401,105	42,033
Ser. 06-PW14, Class X1, IO, 0.134s, 2038		1,248,328	20,597
Ser. 07-PW18, Class X1, IO, 0.116s, 2050		3,168,038	23,950

Chase Commercial Mortgage Securities Corp. 144A Ser. 98-1,
Class F, 6.56s, 2030		362,000	382,795

Citigroup Commercial Mortgage Trust FRB Ser. 07-C6,
Class A3, 5.698s, 2049		740,000	790,134

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.106s, 2049		37,386,795	497,618

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 5.806s, 2036		277,782	160,847
FRB Ser. 05-10, Class 1A5A, 5.627s, 2035		83,700	55,870
FRB Ser. 06-AR7, Class 2A2A, 5.38s, 2036		294,612	167,929

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0 1/8s, 2049		7,924,096	65,295
Ser. 07-CD5, Class XS, IO, 0.118s, 2044		1,694,556	10,523

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031		102,462	107,653

Commercial Mortgage Pass-Through Certificates Ser. 06-C8,
Class A3, 5.308s, 2046		1,816,000	1,901,459

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.787s, 2014 (United Kingdom)	GBP	102,358	114,774
FRB Ser. 05-CT2A, Class E, 1.787s, 2014 (United Kingdom)	GBP	46,127	55,417

MORTGAGE-BACKED SECURITIES (30.5%)* cont.		Principal amount	Value

Countrywide Alternative Loan Trust
Ser. 06-36T2, Class 2A1, 6 1/4s, 2036		$670,074	$466,362
Ser. 06-J8, Class A4, 6s, 2037		257,728	146,905
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		103,562	101,491

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.514s, 2035		536,699	413,258
FRB Ser. 05-HYB4, Class 2A1, 2.915s, 2035		268,840	193,565

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.655s, 2035		500,704	73,018
Ser. 06-R2, Class AS, IO, 5.528s, 2036		357,745	43,824
Ser. 06-R1, Class AS, IO, 5.471s, 2036		1,599,421	177,936
Ser. 05-R2, Class 1AS, IO, 5.303s, 2035		461,774	62,329

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C3, Class A2, 5.721s, 2039		703,172	725,844
Ser. 07-C5, Class AAB, 5.62s, 2040		605,000	649,108
Ser. 07-C2, Class A2, 5.448s, 2049		1,785,000	1,831,838
Ser. 07-C1, Class AAB, 5.336s, 2040		415,000	438,904

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.168s, 2039		5,779,414	81,335
Ser. 07-C2, Class AX, IO, 0.108s, 2049		10,731,791	68,855

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		362,000	393,157
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	11,212
Ser. 03-C3, Class AX, IO, 1.735s, 2038		3,662,489	131,250
Ser. 03-CK2, Class AX, IO, 1.097s, 2036		1,955,132	40,704
Ser. 04-C4, Class AX, IO, 0.379s, 2039		852,720	19,375

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047		433,778	451,658

DLJ Commercial Mortgage Corp. 144A
Ser. 99-CG2, Class B3, 6.1s, 2032		62,263	62,258
Ser. 99-CG2, Class B4, 6.1s, 2032		219,000	218,983

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.59s, 2014 (United Kingdom)	GBP	172,945	19,392

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class PS, 27.575s, 2032		$207,028	320,777
IFB Ser. 3182, Class SP, 27.575s, 2032		123,432	186,737
IFB Ser. 3211, Class SI, IO, 26.588s, 2036		82,883	57,597
IFB Ser. 3408, Class EK, 24.762s, 2037		71,910	105,686
IFB Ser. 2976, Class KL, 23.444s, 2035		145,615	222,623
IFB Ser. 3065, Class DC, 19.091s, 2035		131,524	186,148
IFB Ser. 3105, Class SI, IO, 18.958s, 2036		77,439	40,018
IFB Ser. 2990, Class LB, 16.291s, 2034		147,760	194,480
IFB Ser. 3031, Class BS, 16.084s, 2035		162,110	223,669
IFB Ser. T-56, Class SASI, IO, 7.844s, 2043		114,993	23,393
IFB Ser. 3184, Class SP, IO, 7.094s, 2033		193,973	21,505
IFB Ser. 3110, Class SP, IO, 7.044s, 2035		279,845	53,022
IFB Ser. 3149, Class SE, IO, 6.894s, 2036		156,139	30,332
IFB Ser. 3157, Class SA, IO, 6.894s, 2036		381,814	72,842
IFB Ser. 3316, Class SA, IO, 6.474s, 2037		292,629	42,333
IFB Ser. 3287, Class SE, IO, 6.444s, 2037		341,580	53,963
IFB Ser. 3031, Class BI, IO, 6.434s, 2035		111,268	20,300
IFB Ser. 3240, Class SM, IO, 6.394s, 2036		253,362	37,044

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3147, Class SD, IO, 6.394s, 2036	$381,516	$53,877
IFB Ser. 3067, Class SI, IO, 6.394s, 2035	2,088,511	350,055
IFB Ser. 3065, Class DI, IO, 6.364s, 2035	82,396	13,742
IFB Ser. 3145, Class GI, IO, 6.344s, 2036	97,526	15,111
IFB Ser. 3114, Class IP, IO, 6.344s, 2036	459,805	68,433
IFB Ser. 3485, Class SI, IO, 6.294s, 2036	154,524	25,251
IFB Ser. 3153, Class QI, IO, 6.294s, 2036	214,624	41,517
IFB Ser. 3346, Class SC, IO, 6.294s, 2033	2,187,831	310,038
IFB Ser. 3346, Class SB, IO, 6.294s, 2033	258,270	36,465
IFB Ser. 3171, Class ST, IO, 6.229s, 2036	325,739	52,933
IFB Ser. 3152, Class SY, IO, 6.224s, 2036	452,710	74,656
IFB Ser. 3012, Class UI, IO, 6.164s, 2035	334,572	54,912
IFB Ser. 3510, Class AS, IO, 6.154s, 2037	1,075,441	174,415
IFB Ser. 3265, Class SC, IO, 6.154s, 2037	142,705	20,348
IFB Ser. 3225, Class EY, IO, 6.034s, 2036	1,003,426	136,767
IFB Ser. 3502, Class DS, IO, 5.894s, 2039	4,645,019	569,766
IFB Ser. 3303, Class SD, IO, 5.834s, 2037	501,496	60,949
IFB Ser. 3309, Class SG, IO, 5.814s, 2037	397,653	53,310
IFB Ser. 3510, Class BI, IO, 5.774s, 2037	1,126,590	167,141
Ser. 3707, Class IK, IO, 5s, 2040	356,988	61,448
Ser. 3645, Class ID, IO, 5s, 2040	260,372	37,775
Ser. 3687, Class HI, IO, 5s, 2038	875,235	139,714
Ser. 3632, Class CI, IO, 5s, 2038	333,857	49,998
Ser. 3626, Class DI, IO, 5s, 2037	245,574	23,698
Ser. 3740, Class IP, IO, 5s, 2037	2,124,000	297,891
Ser. 3623, Class CI, IO, 5s, 2036	219,906	20,891
Ser. 3707, Class PI, IO, 4 1/2s, 2025	3,063,566	256,451
Ser. 3707, Class HI, IO, 4s, 2023	948,908	68,502
Ser. 3327, Class IF, IO, zero %, 2037	27,830	303
Ser. 3300, PO, zero %, 2037	40,619	37,118
FRB Ser. 3326, Class WF, zero %, 2035	50,936	49,200
FRB Ser. 3251, Class TP, zero %, 2035	10,949	10,885
FRB Ser. 3003, Class XF, zero %, 2035	70,476	69,540
FRB Ser. 2947, Class GF, zero %, 2034	59,029	58,583

Federal National Mortgage Association
IFB Ser. 07-75, Class JS, 50.31s, 2037	98,454	187,912
IFB Ser. 07-30, Class FS, 28.641s, 2037	60,147	99,536
IFB Ser. 06-49, Class SE, 27.975s, 2036	105,518	167,424
IFB Ser. 05-25, Class PS, 27.033s, 2035	65,206	102,413
IFB Ser. 06-8, Class HP, 23.627s, 2036	120,793	185,559
IFB Ser. 05-99, Class SA, 23.627s, 2035	84,177	123,792
IFB Ser. 05-74, Class DM, 23.444s, 2035	75,651	112,155
IFB Ser. 05-45, Class DC, 23.37s, 2035	204,112	314,739
IFB Ser. 03-W6, Class 4S, IO, 7.344s, 2042	527,239	104,815
IFB Ser. 06-24, Class QS, IO, 6.944s, 2036	214,604	39,790
IFB Ser. 07-58, Class SP, IO, 6.494s, 2037	838,056	152,016
IFB Ser. 07-24, Class SD, IO, 6.494s, 2037	108,098	16,261
IFB Ser. 06-23, Class SP, IO, 6.444s, 2036	371,855	58,928
IFB Ser. 10-100, Class QS, IO, 6.394s, 2040	1,441,821	245,853
IFB Ser. 06-116, Class LS, IO, 6.394s, 2036	54,371	8,749

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 04-92, Class SQ, IO, 6.394s, 2034	$287,896	$44,617
IFB Ser. 06-103, Class SB, IO, 6.344s, 2036	219,790	29,903
IFB Ser. 10-27, Class BS, IO, 6.194s, 2040	5,311,414	730,571
IFB Ser. 07-30, Class OI, IO, 6.184s, 2037	559,967	90,653
IFB Ser. 07-89, Class SA, IO, 6.174s, 2037	418,596	59,388
IFB Ser. 10-2, Class SD, IO, 6.044s, 2040	274,619	29,691
IFB Ser. 07-30, Class UI, IO, 5.844s, 2037	626,490	84,523
IFB Ser. 09-12, Class DI, IO, 5.774s, 2037	527,091	77,925
Ser. 06-W3, Class 1AS, IO, 5.773s, 2046	506,196	76,739
Ser. 06-W2, Class 1AS, IO, 5.771s, 2036	1,348,000	156,705
Ser. 10-67, Class BI, IO, 5 1/2s, 2025	1,105,267	121,579
Ser. 10-98, Class DI, IO, 5s, 2040	573,127	92,841
Ser. 10-21, Class IP, IO, 5s, 2039	631,348	91,545
Ser. 03-W12, Class 2, IO, 2.23s, 2043	438,647	33,547
Ser. 03-W10, Class 3, IO, 1.781s, 2043	104,565	6,756
Ser. 03-W10, Class 1, IO, 1.665s, 2043	1,011,413	58,839
Ser. 03-W8, Class 12, IO, 1.64s, 2042	1,817,907	84,203
Ser. 03-W17, Class 12, IO, 1.137s, 2033	753,724	29,975
Ser. 03-T2, Class 2, IO, 0.811s, 2042	462,545	12,520
Ser. 03-18, Class X1, IO, 0.64s, 2042	7,282,663	159,096
Ser. 02-T18, IO, 0.508s, 2042	4,137,442	76,573
Ser. 03-W2, Class 1, IO, 0.465s, 2042	29,210,085	225,058
Ser. 02-T4, IO, 0.443s, 2041	242,330	4,165
Ser. 02-26, IO, 0.212s, 2048	11,275,802	101,959
Ser. 07-64, Class LO, PO, zero %, 2037	40,264	37,790
Ser. 05-50, Class LO, PO, zero %, 2035	4,138	4,099
Ser. 04-61, Class CO, PO, zero %, 2031	75,629	74,492
FRB Ser. 06-115, Class SN, zero %, 2036	78,870	72,941

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	226,840
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	131,828

First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	285,000	302,100

GE Capital Commercial Mortgage Corp. 144A Ser. 07-C1,
Class XC, IO, 0.075s, 2049	15,493,511	80,825

Government National Mortgage Association
IFB Ser. 09-66, Class XS, IO, 6.544s, 2039	4,069,157	513,676
IFB Ser. 09-61, Class SB, IO, 6.494s, 2039	13,614,041	1,553,907
IFB Ser. 09-61, Class SA, IO, 6.444s, 2039	1,361,664	154,848
IFB Ser. 10-98, Class CS, IO, 6.444s, 2038	714,574	120,184
IFB Ser. 10-98, Class SA, IO, 6.444s, 2038	691,219	115,752
IFB Ser. 10-32, Class SP, IO, 6.444s, 2036	951,460	111,521
IFB Ser. 10-85, Class SA, IO, 6.394s, 2040	297,775	47,334
IFB Ser. 10-85, Class AS, IO, 6.394s, 2039	978,184	149,760
IFB Ser. 10-113, Class AS, IO, 6.394s, 2039	691,848	117,656
IFB Ser. 10-125, Class ES, IO, 6.394s, 2039	3,025,957	500,347
IFB Ser. 10-85, Class SD, IO, 6.394s, 2038	652,631	99,291
IFB Ser. 10-98, Class QS, IO, 6.344s, 2040	925,882	141,901
IFB Ser. 10-98, Class YS, IO, 6.344s, 2039	957,656	145,229
IFB Ser. 10-47, Class HS, IO, 6.344s, 2039	445,317	70,088

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-68, Class SD, IO, 6.324s, 2040	$4,691,253	$715,636
IFB Ser. 10-3, Class MS, IO, 6.294s, 2038	3,208,277	451,916
IFB Ser. 10-31, Class PS, IO, 6.294s, 2038	3,514,452	538,633
IFB Ser. 10-55, Class SG, IO, 6.244s, 2040	5,668,232	778,078
IFB Ser. 10-60, Class S, IO, 6.244s, 2040	1,154,455	157,941
IFB Ser. 10-53, Class SA, IO, 6.244s, 2039	2,004,259	286,908
IFB Ser. 10-2, Class SA, IO, 6.244s, 2037	1,043,524	131,348
IFB Ser. 09-24, Class SA, IO, 6.244s, 2037	1,112,297	78,673
IFB Ser. 09-101, Class SB, IO, 6.194s, 2039	1,664,830	183,331
IFB Ser. 09-35, Class SP, IO, 6.144s, 2037	606,138	70,106
IFB Ser. 10-37, Class US, IO, 5.744s, 2039	1,689,512	224,991
Ser. 10-70, Class PI, IO, 5s, 2039	1,906,454	221,625
FRB Ser. 07-35, Class UF, zero %, 2037	11,768	11,495

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	541,321	546,524

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	87,558	87,996
Ser. 03-C1, Class X1, IO, 0.847s, 2040	4,651,363	69,619

GSMPS Mortgage Loan Trust FRB Ser. 05-RP2, Class 1AF,
0.606s, 2035	375,424	315,356

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
5.952s, 2037	505,088	343,460

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.366s, 2037	279,979	156,788

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 5.558s, 2036	93,641	55,390
FRB Ser. 07-AR15, Class 1A1, 5.55s, 2037	314,630	202,150
FRB Ser. 07-AR9, Class 2A1, 5.455s, 2037	317,189	216,481
FRB Ser. 07-AR7, Class 2A1, 4.929s, 2037	414,537	234,213
FRB Ser. 05-AR31, Class 3A1, 4.854s, 2036	591,701	372,772
FRB Ser. 07-AR11, Class 1A1, 4.827s, 2037	284,620	156,541
FRB Ser. 05-AR5, Class 4A1, 2.775s, 2035	281,056	202,176

JPMorgan Alternative Loan Trust FRB Ser. 06-A1, Class 5A1,
5.898s, 2036	206,484	161,058

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-LDP7, Class A2, 6.051s, 2045	568,576	578,246
Ser. 07-LD12, Class A2, 5.827s, 2051	205,000	214,533
FRB Ser. 07-LD11, Class A3, 5.817s, 2049	393,000	419,495
Ser. 07-C1, Class A4, 5.716s, 2051	441,000	464,824
Ser. 06-CB16, Class A3B, 5.579s, 2045	479,000	508,868
Ser. 06-LDP6, Class A3B, 5.559s, 2043	521,000	537,344
Ser. 06-CB17, Class A3, 5.45s, 2043	763,000	795,351
Ser. 07-CB18, Class A3, 5.447s, 2047	406,000	427,039
Ser. 06-LDP8, Class A3B, 5.447s, 2045	374,000	399,105
Ser. 06-LDP9, Class A2S, 5.298s, 2047	1,693,000	1,734,834
Ser. 06-LDP8, Class A2, 5.289s, 2045	1,662,907	1,745,041
Ser. 05-CB13, Class A2, 5.247s, 2043	272,079	272,629
Ser. 05-LDP5, Class A2, 5.198s, 2044	1,281,000	1,342,940
Ser. 05-LDP2, Class AM, 4.78s, 2042	50,000	49,958
Ser. 06-LDP8, Class X, IO, 0.569s, 2045	2,686,989	69,353

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB17, Class X, IO, 0.51s, 2043	$14,463,263	$354,226
Ser. 07-LDPX, Class X, IO, 0.341s, 2049	4,730,468	63,489
Ser. 06-CB16, Class X1, IO, 0.137s, 2045	3,034,289	39,086

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.159s, 2051	8,649,723	89,501

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	108,433

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	651,086	680,177
Ser. 07-C7, Class A2, 5.588s, 2045	558,000	583,733
Ser. 07-C2, Class XW, IO, 0.561s, 2040	1,032,756	24,984

LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.764s, 2037	977,753	16,740
Ser. 06-C7, Class XW, IO, 0.715s, 2038	1,722,551	48,531
Ser. 06-C6, Class XCL, IO, 0.248s, 2039	15,894,244	284,963
Ser. 05-C2, Class XCL, IO, 0.221s, 2040	4,491,692	41,245
Ser. 06-C7, Class XCL, IO, 0.149s, 2038	3,157,846	53,002
Ser. 07-C2, Class XCL, IO, 0.137s, 2040	8,877,788	117,234
Ser. 06-C1, Class XCL, IO, 0.093s, 2041	11,167,211	114,145

Merrill Lynch Floating Trust 144A FRB Ser. 06-1, Class TM,
0.756s, 2022	270,899	235,682

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.855s, 2030	49,000	51,846
FRB Ser. 05-A9, Class 3A1, 3.276s, 2035	262,104	207,212

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.826s, 2050	328,000	351,417
FRB Ser. 07-C1, Class A2, 5.722s, 2050	1,138,000	1,189,493

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 07-7, Class ASB, 5.745s, 2050	173,000	186,210
FRB Ser. 06-4, Class A2FL, 0.376s, 2049	365,000	346,750

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.177s, 2049	6,271,951	69,324

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5,
Class X, IO, 4.654s, 2017	202,562	16,205

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	256,000	272,058
FRB Ser. 07-IQ15, Class A2, 5.84s, 2049	1,450,000	1,516,826
FRB Ser. 06-T23, Class A2, 5.739s, 2041	301,000	320,601
Ser. 07-IQ14, Class A2, 5.61s, 2049	514,000	537,164
Ser. 06-T21, Class A2, 5.09s, 2052	177,166	177,687

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	360,000	288,000
Ser. 07-HQ13, Class X1, IO, 0.475s, 2044	4,416,048	88,321
Ser. 05-HQ5, Class X1, IO, 0.095s, 2042	1,707,123	9,594

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR, Class 2A1,
3.049s, 2035	252,530	169,195

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	656,143	680,748

Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034	23,625	20,554

MORTGAGE-BACKED SECURITIES (30.5%)* cont.	Principal amount		Value

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033		$100,000	$3,000

Residential Asset Securitization Trust Ser. 07-A5,
Class 2A3, 6s, 2037		333,715	253,624

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 1.966s, 2036		628,821	16,224

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037		558,713	391,099
FRB Ser. 06-9, Class 1A1, 5.369s, 2036		97,735	58,783

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.985s, 2037		2,097,682	324,869
Ser. 07-4, Class 1A4, IO, 1s, 2037		2,851,730	91,965

Structured Asset Securities Corp. 144A Ser. 07-RF1,
Class 1A, IO, 5.172s, 2037		773,372	100,140

Ursus PLC 144A FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	48,028	5,385

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039		$598,812	592,824

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.739s, 2049		707,000	735,826
Ser. 06-C27, Class A2, 5.624s, 2045		198,441	202,729
Ser. 2006-C28, Class A2, 5 1/2s, 2048		1,404,000	1,435,901
Ser. 07-C30, Class APB, 5.294s, 2043		320,000	331,394
Ser. 06-C29, Class A2, 5.275s, 2048		859,000	879,846
Ser. 07-C34, IO, 0.376s, 2046		2,272,762	36,978

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.556s, 2018		100,000	60,000
Ser. 07-C31, IO, 0.26s, 2047		8,168,643	94,838
Ser. 06-C27, Class XC, IO, 0.108s, 2045		3,267,793	25,456

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014		87,000	30,015
Ser. 06-SL1, Class X, IO, 0.945s, 2043		404,125	11,413
Ser. 07-SL2, Class X, IO, 0.851s, 2049		1,268,287	35,157

WAMU Mortgage Pass-Through Certificates 144A Ser. 04-RP1,
Class 1S, IO, 5s, 2034		446,439	55,945

Total mortgage-backed securities (cost $62,877,738)			$65,182,891

CORPORATE BONDS AND NOTES (23.6%)*	Principal amount		Value

Basic materials (1.6%)
ArcelorMittal sr. unsec. unsub. bonds 9.85s, 2019 (France)		$95,000	$122,469

ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)		215,000	216,402

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014		109,000	128,245

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019		225,000	288,976

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015		100,000	112,685

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		383,000	432,790

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		250,000	258,125

Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020		305,000	308,050

International Paper Co. bonds 7.95s, 2018		155,000	189,522

International Paper Co. sr. unsec. notes 9 3/8s, 2019		288,000	378,720

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016		185,000	200,857

CORPORATE BONDS AND NOTES (23.6%)* cont.	Principal amount	Value

Basic materials cont.
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	$75,000	$105,599

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 5.2s, 2040 (Australia)	135,000	135,810

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	155,000	174,179

Sealed Air Corp. sr. notes 7 7/8s, 2017	100,000	109,821

Sealed Air Corp. 144A notes 5 5/8s, 2013	151,000	161,515

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	21,000	26,828

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	31,000	38,285

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	10,000	12,452

		3,401,330
Capital goods (0.2%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	145,000	159,681

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	103,000	123,718

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	70,000	68,660

Raytheon Co. sr. unsec. notes 3 1/8s, 2020	30,000	29,398

Republic Services, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2019	40,000	45,289

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	55,000	64,615

		491,361
Communication services (2.0%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	254,000	304,165

American Tower Corp. sr. unsec. unsub. notes 4 5/8s, 2015	85,000	91,576

AT&T, Inc. sr. unsec. bond 6.55s, 2039	250,000	284,775

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	220,000	256,123

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	265,000	328,398

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec.
unsub. notes 5.55s, 2014	118,000	133,108

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	20,000	25,774

Comcast Corp. company guaranty sr. unsec. notes 6.55s, 2039	10,000	11,197

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	75,000	87,248

Comcast Cable Holdings, LLC company guaranty 7 7/8s, 2026	580,000	720,417

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	220,000	290,779

Cox Communications, Inc. 144A notes 5 7/8s, 2016	30,000	34,840

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	190,000	193,565

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015	135,000	151,200

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2018 (Canada)	80,000	99,363

Rogers Communications, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2014 (Canada)	105,000	121,249

SBA Tower Trust 144A company guaranty asset backed
notes 5.101s, 2017	350,000	376,463

Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	155,000	181,746

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	105,000	125,752

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018	45,000	53,869

CORPORATE BONDS AND NOTES (23.6%)* cont.	Principal amount	Value

Communication services cont.
Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014	$25,000	$29,511

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	15,000	17,192

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	68,000	85,543

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	162,000	222,719

Verizon Global Funding Corp. sr. unsec.
unsub. notes 7 3/4s, 2030	110,000	139,116

		4,365,688
Conglomerates (0.2%)
Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2016 (Netherlands)	315,000	376,087

		376,087
Consumer cyclicals (2.2%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	85,000	87,975

CBS Corp. company guaranty 5 5/8s, 2012	217,000	233,606

CBS Corp. company guaranty sr. unsec. notes 8 5/8s, 2012	43,000	47,279

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	170,000	200,628

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	160,000	161,014

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	62,000	68,200

DR Horton, Inc. sr. notes 7 7/8s, 2011	5,000	5,188

Daimler Finance North America, LLC company guaranty unsec.
unsub. notes 7.3s, 2012 (Germany)	125,000	134,317

Daimler Finance North America, LLC company guaranty unsec.
unsub. notes Ser. MTN, 5 3/4s, 2011 (Germany)	315,000	327,928

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6.35s, 2040	145,000	154,739

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	185,000	210,720

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016	300,000	330,000

Expedia, Inc. 144A company guaranty sr. unsec. notes
5.95s, 2020	195,000	198,390

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)	175,000	197,399

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	231,000	237,930

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	65,000	66,381

NBC Universal, Inc. 144A notes 6.4s, 2040	125,000	135,557

NBC Universal, Inc. 144A notes 5.15s, 2020	95,000	103,842

News America, Inc. company guaranty sr. unsec. notes
6.9s, 2019	245,000	304,103

Nissan Motor Acceptance Corp. 144A sr. unsec. notes
4 1/2s, 2015	265,000	283,525

Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020	210,000	215,284

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	87,000	104,835

QVC Inc. 144A sr. notes 7 1/8s, 2017	80,000	85,200

CORPORATE BONDS AND NOTES (23.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	$105,000	$104,738

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	125,000	154,833

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	165,000	221,107

Time Warner, Inc. company guaranty sr. unsec. bonds
7.7s, 2032	215,000	264,608

Time Warner, Inc. company guaranty sr. unsec. notes
4.7s, 2021	50,000	53,712

		4,693,038
Consumer staples (2.0%)
Altria Group, Inc. company guaranty sr. unsec. notes
9.7s, 2018	130,000	179,327

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	130,000	178,487

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	214,000	301,444

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	416,000	537,953

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	72,553

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	370,000	343,175

CVS Caremark Corp. notes 6.6s, 2019	80,000	97,305

CVS Pass-Through Trust 144A company guaranty notes
7.507s, 2032	345,625	403,991

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013	55,054	58,753

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	160,000	189,108

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	210,000	213,993

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	55,000	60,813

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	589,000	674,253

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	150,000	166,268

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	135,000	162,094

Tesco PLC 144A sr. unsec. unsub. notes 6.15s, 2037
(United Kingdom)	160,000	184,572

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	70,000	73,850

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	115,000	138,288

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	200,000	238,240

		4,274,467
Energy (1.3%)
Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	140,000	151,892

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	80,000	88,873

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	70,000	67,256

Devon Energy Corp. sr. notes 6.3s, 2019	20,000	24,423

El Paso Pipeline Partners Operating Co., LP company
guaranty sr. unsec. notes 6 1/2s, 2020	95,000	104,025

EOG Resources, Inc. notes 6 7/8s, 2018	105,000	130,831

Gazprom Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	300,000	361,635

CORPORATE BONDS AND NOTES (23.6%)* cont.	Principal amount	Value

Energy cont.
Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)	$100,000	$108,853

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	130,000	153,219

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	70,000	71,575

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	55,000	67,202

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	145,000	162,038

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	55,000	69,355

Petroleos de Venezuela SA company guaranty sr. unsec.
notes 5 1/4s, 2017 (Venezuela)	410,000	241,900

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 4 1/2s, 2012 (Qatar)	250,000	261,963

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)	165,000	171,266

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	175,000	242,770

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 5/8s, 2019 (Switzerland)	70,000	92,443

Woodside Finance Ltd. 144A notes 4 1/2s, 2014 (Australia)	90,000	97,014

		2,668,533
Financials (7.8%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	75,000	81,132

American Express Co. sr. unsec. notes 8 1/8s, 2019	330,000	423,907

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	230,000	242,075

AON Corp. jr. unsec. sub. notes 8.205s, 2027	175,000	184,277

BankAmerica Capital III bank guaranteed jr. unsec. FRN
0.859s, 2027	415,000	294,057

Barclays Bank PLC 144A sub. notes 10.179s, 2021	354,000	471,811

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	220,000	240,775

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	230,000	280,644

Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.176s, 2012	103,125	101,411

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	295,000	320,075

Citigroup, Inc. sr. notes 6 1/2s, 2013	470,000	524,422

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	5,000	6,278

Citigroup, Inc. sub. notes 5s, 2014	140,000	146,730

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	44,000	45,016

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	165,000	174,524

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	120,000	127,726

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN
5.86s, 2049 (United Kingdom)	354,000	346,478

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	5,000	5,375

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	22,000	23,928

Erac USA Finance Co. 144A company guaranty sr. unsec.
unsub. notes 2 3/4s, 2013	120,000	123,421

CORPORATE BONDS AND NOTES (23.6%)* cont.	Principal amount		Value

Financials cont.
Eurasian Development Bank 144A sr. unsec. notes 7 3/8s,
2014 (Kazakhstan)		$100,000	$110,722

FIA Card Services, NA sub. notes Ser. BKNT, 7 1/8s, 2012		250,000	271,443

Fleet Capital Trust V bank guaranteed jr. sub. FRN
1.291s, 2028		570,000	400,291

GATX Corp. notes 4 3/4s, 2012		45,000	47,533

GE Capital Trust IV 144A unsec. sub. bonds 4 5/8s, 2066	EUR	90,000	106,772

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018		$415,000	463,766

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.604s, 2016		145,000	134,684

General Electric Capital Corp. sr. unsec. notes Ser. MTN,
6 7/8s, 2039		150,000	172,263

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		195,000	234,703

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		30,000	31,541

Hartford Financial Services Group, Inc. (The) jr. unsec.
sub. debs. FRB 8 1/8s, 2038		220,000	234,875

HCP, Inc. sr. unsec. notes 6s, 2017		60,000	65,186

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)		320,000	343,482

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 7 3/4s, 2016		100,000	102,750

JPMorgan Chase & Co. sr. unsec. unsub. notes 6.3s, 2019		80,000	93,361

JPMorgan Chase Capital XXIII company guaranty jr. unsec.
sub. notes FRN 1.376s, 2047		964,000	734,225

Liberty Mutual Group, Inc. 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058		190,000	236,446

Lloyds TSB Bank PLC 144A company guaranty unsec.
sub. notes Ser. MTN, 6 1/2s, 2020 (United Kingdom)		550,000	573,777

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012		140,000	147,393

Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014		75,000	81,807

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039		110,000	145,500

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038		80,000	87,327

MetLife Capital Trust X 144A jr. sub. FRB 9 1/4s, 2068		300,000	360,000

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036		125,000	122,500

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016		100,000	109,238

Nationwide Financial Services sr. unsec.
unsub. notes 5 5/8s, 2015		35,000	37,497

Nationwide Mutual Insurance Co. 144A sub. notes 9 3/8s, 2039		40,000	46,921

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R		175,000	181,125

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033		30,000	27,187

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037		755,000	771,988

Prudential Financial, Inc. sr. notes 7 3/8s, 2019		15,000	18,181

Prudential Financial, Inc. sr. notes 6.2s, 2015		15,000	17,037

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014		170,000	186,413

RSHB Capital SA for OJSC Russian Agricultural Bank
sub. bonds FRB 6.97s, 2016 (Russia)		100,000	100,125

RSHB Capital SA for OJSC Russian Agricultural Bank 144A
notes 9s, 2014 (Russia)		215,000	246,175

CORPORATE BONDS AND NOTES (23.6%)* cont.	Principal amount		Value

Financials cont.
Shinhan Bank 144A sr. unsec. notes 4 3/8s, 2015
(South Korea)		$650,000	$692,232

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R		80,000	92,447

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R		282,000	316,628

Simon Property Group LP sr. unsec. unsub. notes 4 3/8s, 2021 R		155,000	158,811

State Street Capital Trust IV company guaranty jr. unsec.
sub. bond FRB 1.292s, 2037		550,000	402,471

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R		85,000	93,468

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019		135,000	147,609

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039		210,000	246,792

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		175,000	181,446

VTB Bank Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		100,000	103,125

VTB Bank Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		699,000	739,193

VTB Bank Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		100,000	103,125

VTB Bank Via VTB Capital SA 144A sr. unsec.
unsub. notes 6.609s, 2012 (Russia)		310,000	330,860

Wachovia Capital Trust V 144A bank guaranty jr. unsec.
sub. note 7.965s, 2027		460,000	467,935

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		130,000	148,734

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013		120,000	132,010

Wachovia Corp. sr. unsec. notes FRN Ser. MTNE, 0.447s, 2012		35,000	34,909

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019		250,000	294,510

WEA Finance, LLC 144A company guaranty sr. notes
7 1/8s, 2018		165,000	195,318

Wells Fargo Capital XV bank guaranteed jr. unsec. sub. FRB
9 3/4s, 2049		105,000	117,338

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019
(Australia)		325,000	352,980

			16,560,237
Government (1.8%)
International Bank for Reconstruction & Development
bonds 1 1/4s, 2013 (Supra-Nation)	GBP	1,100,000	1,763,656

Norddeutsche Landesbank Girozentrale bonds Ser. 7, 5 3/4s,
2010 (Germany)	EUR	1,500,000	2,093,300

			3,856,956
Health care (0.3%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		$200,000	225,973

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019		26,000	32,399

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014		64,000	73,612

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2040		52,000	50,082

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020		28,000	28,813

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036		85,000	87,048

WellPoint, Inc. notes 7s, 2019		80,000	97,444

			595,371

CORPORATE BONDS AND NOTES (23.6%)* cont.	Principal amount		Value

Technology (0.2%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014		$155,000	$168,611

Brocade Communications Systems, Inc. company
guaranty sr. notes 6 7/8s, 2020		145,000	155,875

Brocade Communications Systems, Inc. company
guaranty sr. notes 6 5/8s, 2018		35,000	37,275

Dell, Inc. sr. unsec. notes 5 7/8s, 2019		5,000	5,693

Lexmark International Inc, sr. unsec. notes 5.9s, 2013		105,000	114,139

			481,593
Transportation (0.4%)
Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014		10,000	11,718

Burlington Northern Santa Fe Corp. sr. unsec. notes
5 3/4s, 2018		45,000	52,202

Burlington Northern Santa Fe Corp. sr. unsec. notes
4.7s, 2019		175,000	191,039

Burlington Northern Santa Fe Corp. sr. unsec.
unsub. notes 5 3/4s, 2040		10,000	10,592

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018		22,664	24,137

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017		101,512	106,588

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018		140,000	149,800

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022		199,111	219,520

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022		43,442	44,637

			810,233
Utilities and power (3.6%)
Ameren Illinois Co. sr. notes 9 3/4s, 2018		30,000	40,244

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019		85,000	110,458

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017		260,000	299,044

Beaver Valley Funding Corp. sr. bonds 9s, 2017		203,000	225,137

Bruce Mansfield Unit pass-through certificates 6.85s, 2034		573,947	637,829

CMS Energy Corp. sr. notes 8 1/2s, 2011		285,000	293,012

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.239s, 2013		130,000	126,100

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018		70,000	81,538

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020		120,000	129,491

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
6.3s, 2066		350,000	334,250

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017		215,000	253,375

Edison International sr. unsec. unsub. notes 3 3/4s, 2017		85,000	87,689

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032		105,000	124,286

Electricite de France 144A notes 6.95s, 2039 (France)		200,000	254,059

Electricite de France 144A sr. notes 4.6s, 2020 (France)		190,000	209,609

Enel Finance Intl. SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Luxembourg)		175,000	187,737

FirstEnergy Corp. notes Ser. B, 6.45s, 2011		74,000	77,321

Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	384,783

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		$135,000	147,150

CORPORATE BONDS AND NOTES (23.6%)* cont.	Principal amount	Value

Utilities and power cont.
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	$125,000	$143,641

KCP&L Greater Missouri Operations Co. sr. unsec.
unsub. notes 11 7/8s, 2012	185,000	212,744

Majapahit Holding BV 144A company guaranty sr. unsec.
notes 7 3/4s, 2020 (Indonesia)	295,000	362,738

National Fuel Gas Co. notes 5 1/4s, 2013	40,000	42,399

Nevada Power Co. notes 6 1/2s, 2018	195,000	232,564

NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016	105,000	140,778

NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2010	185,000	185,373

Pacific Gas & Electric Co. sr. notes 8 1/4s, 2018	30,000	40,525

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	50,000	54,281

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	231,943	231,991

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	240,000	223,932

Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.9s, 2013	140,000	156,901

Spectra Energy Capital, LLC company guaranty sr. unsec.
notes 5.65s, 2020	20,000	22,114

Spectra Energy Capital, LLC company guaranty sr. unsec.
unsub. notes 6.2s, 2018	75,000	86,593

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	20,000	23,225

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	190,000	247,745

TransAlta Corp. sr. notes 6 1/2s, 2040 (Canada)	145,000	151,500

TransAlta Corp. sr. unsec. unsub. notes 4 3/4s, 2015
(Canada)	125,000	136,536

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	45,000	54,643

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	170,000	189,080

Westar Energy, Inc. 1st mtge. sec. bonds 8 5/8s, 2018	145,000	192,503

Wisconsin Energy Corp. jr. unsec. sub. notes FRN 6 1/4s,
2067	655,000	641,900

		7,776,818

Total corporate bonds and notes (cost $45,764,123)		$50,351,712

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (13.5%)*	Principal amount	Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2021 to September 1, 2021	$60,949	$66,148
5 1/2s, June 1, 2035	76,808	83,030
5 1/2s, April 1, 2020	65,012	70,677

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035	245,033	276,019
6 1/2s, with due dates from September 1, 2036 to
November 1, 2037	218,445	241,359
6s, July 1, 2037	22,796	24,801
6s, with due dates from May 1, 2021 to October 1, 2021	151,278	164,598
5 1/2s, with due dates from February 1, 2018 to March 1, 2021	170,181	185,251

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (13.5%)* cont.	Principal amount		Value

Federal National Mortgage Association
Pass-Through Certificates
5s, May 1, 2037		$534,230	$568,267
5s, with due dates from May 1, 2020 to March 1, 2021		27,642	29,662
4s, with due dates from May 1, 2019 to September 1, 2020		384,403	408,095
4s, TBA, November 1, 2040		26,000,000	26,806,406

Total U.S. government agency mortgage obligations (cost $28,760,307)			$28,924,313

U.S. TREASURY OBLIGATIONS (1.0%)*	Principal amount		Value

U.S. Treasury Bonds 6.625s, February 15, 2027 [i]		$415,000	$589,429

U.S. Treasury Bonds 6 1/4s, May 15, 2030 ##		646,000	884,860

U.S. Treasury Inflation Protected Securities 2 1/2s,
July 15, 2016 [i]		171,850	199,054

U.S. Treasury Notes 4.875s, May 31, 2011 [i]		539,000	564,532

Total U.S. treasury obligations (cost $2,097,946)			$2,237,875

FOREIGN GOVERNMENT BONDS AND NOTES (10.9%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.677s, 2012		$3,870,000	$899,775

Brazil (Federal Republic of) notes 10s, 2012	BRL	837	499,316

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$100,000	118,700

Canada (Government of) bonds 5 3/4s, 2033	CAD	750,000	1,002,884

Export-Import Bank of Korea 144A 5.1s, 2013 (South Korea)	INR	20,600,000	461,384

France (Government of) bonds 4s, 2013	EUR	63	93

Italy (Republic of) bonds 4 1/4s, 2020	EUR	8,610,000	12,384,049

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	1,466,113

Netherlands (Government of) bonds 5s, 2012	EUR	2,500,000	3,705,403

Peru (Republic of) bonds 6.95s, 2031	PEN	840,000	323,359

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	620,478

Ukraine (Government of) sr. unsec. unsub. bonds Ser. REGS,
6 7/8s, 2011		$825,000	828,886

United Kingdom bonds 4 1/4s, 2036	GBP	610,000	996,671

Total foreign government bonds and notes (cost $21,150,070)			$23,307,111

ASSET-BACKED SECURITIES (5.5%)*	Principal amount		Value

Ace Securities Corp. FRB Ser. 06-OP2, Class A2C,
0.406s, 2036		$56,000	$29,772

BankAmerica Manufactured Housing Contract Trust Ser. 97-2,
Class M, 6.9s, 2028		19,000	27,170

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014		82,000	82,308

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.131s, 2034		14,070	3,363

Bombardier Capital Mortgage Securitization Corp. Ser. 00-A,
Class A4, 8.29s, 2030		228,625	163,467

Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032		740,541	585,028
Ser. 00-5, Class A7, 8.2s, 2032		178,482	156,172
Ser. 00-1, Class A5, 8.06s, 2031		110,118	89,196
Ser. 00-4, Class A5, 7.97s, 2032		37,930	29,775
Ser. 00-5, Class A6, 7.96s, 2032		75,621	64,278

ASSET-BACKED SECURITIES (5.5%)* cont.	Principal amount		Value

Conseco Finance Securitizations Corp.
Ser. 01-4, Class A4, 7.36s, 2033		$199,860	$211,851
Ser. 00-6, Class A5, 7.27s, 2031		467,179	478,858
Ser. 01-1, Class A5, 6.99s, 2031		362,252	373,120
FRB Ser. 02-1, Class M1A, 2.304s, 2033		418,000	339,936

Countrywide Asset Backed Certificates
FRB Ser. 04-6, Class 2A5, 0.646s, 2034		63,074	55,613
FRB Ser. 07-BC2, Class 2A3, 0.496s, 2037		466,000	221,350
FRB Ser. 06-24, Class 2A3, 0.406s, 2047		1,192,000	536,400
FRB Ser. 07-2, Class 2A3, 0.396s, 2037		2,928,000	1,171,200

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF18, Class A2D, 0.466s, 2037		1,017,000	508,500

Fremont Home Loan Trust FRB Ser. 05-E, Class 2A4,
0.586s, 2036		124,000	70,365

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 3.55s, 2043 F	EUR	455,000	309,409
FRB Ser. 03-2, Class 3C, 3.29s, 2043 F	GBP	217,605	147,976

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$197,357	151,965
Ser. 94-4, Class B2, 8.6s, 2019		74,102	39,203
Ser. 99-5, Class A5, 7.86s, 2029		936,130	856,559
Ser. 95-4, Class B1, 7.3s, 2025		84,541	80,837
Ser. 97-6, Class M1, 7.21s, 2029		14,000	12,291
Ser. 96-1, Class M1, 7s, 2027		100,579	101,672
Ser. 93-3, Class B, 6.85s, 2018		2,814	2,559
Ser. 98-3, Class A6, 6.76s, 2030		191,619	201,805
Ser. 99-3, Class A7, 6.74s, 2031		182,246	184,979
Ser. 99-1, Class A6, 6.37s, 2025		16,517	16,848

Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		790,529	818,198

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-1A, Class E, 2.056s, 2030		55,807	8,371

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.911s, 2036		124,245	68,335

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
0.586s, 2036		63,000	54,369

Lehman XS Trust FRB Ser. 07-6, Class 2A1, 0.466s, 2037		465,541	152,093

Long Beach Mortgage Loan Trust FRB Ser. 06-4, Class 2A4,
0.516s, 2036		59,000	23,907

Marriott Vacation Club Owner Trust 144A Ser. 04-1A,
Class C, 5.265s, 2026		9,389	7,988

Merrill Lynch First Franklin Mortgage
Loan Asset Backed Certificates
FRB Ser. 07-3, Class A2C, 0.436s, 2037		391,000	182,714
FRB Ser. 07-1, Class A2B, 0.426s, 2037		508,504	282,220

Merrill Lynch Mortgage Investors, Inc. Ser. 04-WMC3,
Class B3, 5s, 2035		4,494	68

Morgan Stanley Capital, Inc.
FRB Ser. 04-HE8, Class B3, 3.456s, 2034		12,183	1,844
FRB Ser. 06-HE3, Class A2D, 0.506s, 2036		1,421,000	588,010
FRB Ser. 06-HE6, Class A2D, 0.496s, 2036		1,045,000	376,200

ASSET-BACKED SECURITIES (5.5%)* cont.	Principal amount		Value

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.416s, 2036		$64,929	$31,808
FRB Ser. 06-2, Class A2C, 0.406s, 2036		74,000	42,169

Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		173,659	174,527
Ser. 00-A, Class A2, 7.765s, 2017		26,447	17,186
Ser. 00-D, Class A4, 7.4s, 2030		309,000	205,485
Ser. 02-B, Class A4, 7.09s, 2032		118,195	113,356
Ser. 01-D, Class A4, 6.93s, 2031		151,755	121,784
Ser. 98-A, Class M, 6.825s, 2028		12,000	11,527
Ser. 01-E, Class A4, 6.81s, 2031		9,705	8,395
Ser. 01-C, Class A2, 5.92s, 2017		90,890	46,354
Ser. 02-C, Class A1, 5.41s, 2032		220,334	212,622
Ser. 01-E, Class A2, 5.05s, 2031		222,677	172,574
Ser. 02-A, Class A2, 5.01s, 2020		109,201	98,138

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030		44,108	42,565

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-BR5, Class A2A, 0.386s, 2037		80,969	62,751
FRB Ser. 07-BR4, Class A2A, 0.346s, 2037		72,265	49,956

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.466s, 2036		125,000	49,203

Soundview Home Equity Loan Trust FRB Ser. 06-OPT3,
Class 2A3, 0.426s, 2036		59,000	48,318

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.516s, 2036		59,000	9,832

TIAA Real Estate CDO, Ltd. 144A FRB Ser. 02-1A, Class III,
7.6s, 2037		188,000	176,720

WAMU Asset-Backed Certificates FRB Ser. 07-HE2, Class 2A1,
0.366s, 2037		275,538	184,969

Total asset-backed securities (cost $12,862,320)			$11,748,381

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)*	strike price	amount	Value

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate of 3.74%
versus the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	$7,252,400	$—

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	Mar-11/3.7375	8,134,000	673,414

Option on an interest rate swap with Barclays Bank
PLC for the right to receive a fixed rate of 3.74%
versus the three month USD-LIBOR-BBA maturing
November 10, 2020.	Nov-10/3.74	7,252,400	678,534

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 1.885%
versus the three month USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.885	29,265,300	24,876

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.8%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.04%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	$14,737,500	$166,829

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	14,737,500	139,564

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 1.885%
versus the three month USD-LIBOR-BBA maturing
December 13, 2015.	Dec-10/1.885	29,265,300	570,088

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.04%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	14,737,500	469,684

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	14,737,500	535,119

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate of 3.665%
versus the three month USD-LIBOR-BBA maturing
March 8, 2021.	Mar-11/3.665	8,134,000	624,935

Total purchased options outstanding (cost $2,708,213)			$3,883,043

MUNICIPAL BONDS AND NOTES (0.3%)*		Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$100,000	$104,407

IL State G.O. Bonds
4.421s, 1/1/15		45,000	46,998
4.071s, 1/1/14		135,000	139,362

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49		95,000	98,894

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40		115,000	110,827

TX State, Trans. Comm. Rev. Bonds (Build America Bonds),
Ser. B, 5.178s, 4/1/30		125,000	129,133

Total municipal bonds and notes (cost $615,710)			$629,621

SENIOR LOANS (0.1%)* [c]		Principal amount	Value

Aramark Corp. bank term loan FRN Ser. B, 2.164s, 2014		$7,147	$6,941

Aramark Corp. bank term loan FRN Ser. B2, 3.539s, 2016		15,770	15,629

Aramark Corp. bank term loan FRN Ser. C, 0.256s, 2014		576	559

Aramark Corp. bank term loan FRN Ser. C, 0.106s, 2016		1,037	1,028

Charter Communications, Inc. bank term loan FRN Ser. C,
3.54s, 2016		23,381	22,928

Freescale Semiconductor, Inc. bank term loan FRN 4.506s,
2016		14,025	13,178

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.288s, 2015		21,785	19,225

SENIOR LOANS (0.1%)* [c] cont.	Principal amount		Value

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.79s, 2014		$8,751	$8,514

Intelsat Corp. bank term loan FRN Ser. B2-B, 2.79s, 2014		8,749	8,511

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.79s, 2014		8,749	8,511

National Bedding Co. bank term loan FRN 2.313s, 2011		11,667	11,236

NRG Energy, Inc. bank term loan FRN 3.539s, 2015		8,525	8,323

NRG Energy, Inc. bank term loan FRN 1.789s, 2013		3	3

NRG Energy, Inc. bank term loan FRN 1.781s, 2013		2,700	2,676

NRG Energy, Inc. bank term loan FRN Ser. B, 3.539s, 2015		10,169	10,143

Polypore, Inc. bank term loan FRN Ser. B, 2.26s, 2014		25,655	24,981

SunGard Data Systems, Inc. bank term loan FRN 2.006s, 2014		1,209	1,174

SunGard Data Systems, Inc. bank term loan FRN Ser. B,
4.034s, 2016		25,041	24,693

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN Ser. B2, 3.923s, 2014 (United Kingdom)		26,256	20,575

Univision Communications, Inc. bank term loan FRN Ser. B,
4.505s, 2014		26,659	25,167

West Corp. bank term loan FRN Ser. B2, 2.631s, 2013		5,467	5,355

West Corp. bank term loan FRN Ser. B5, 4.506s, 2016		13,431	13,357

Total senior loans (cost $249,629)			$252,707

SHORT-TERM INVESTMENTS (34.5%)*	Principal amount/shares		Value

Egypt Treasury Bills with an effective yield of 9.993%,
November 2, 2010 (Egypt)	EGP	525,000	$90,798

Egypt Treasury Bills with an effective yield of 9.785%,
April 5, 2011 (Egypt)	EGP	1,275,000	211,741

Egypt Treasury Bills with an effective yield of 9.63%,
November 23, 2010 (Egypt)	EGP	1,250,000	215,027

Egypt Treasury Bills Ser. 273 with an effective yield of 9.52%,
April 5, 2011 (Egypt)	EGP	1,100,000	182,678

Egypt Treasury Bills with an effective yield of 9.35%,
December 28, 2010 (Egypt)	EGP	650,000	110,818

Putnam Money Market Liquidity Fund 0.16% [e]		52,139,004	52,139,004

SSgA Prime Money Market Fund 0.14% [i] P		900,000	900,000

U.S. Treasury Bills with an effective yield of 0.24%,
August 25, 2011 ##		$347,000	346,304

U.S. Treasury Bills with effective yields ranging from
0.26% to 0.28%, December 16, 2010 # ##		1,904,000	1,903,378

U.S. Treasury Bills with effective yields ranging from
0.24% to 0.40%, November 18, 2010 # ##		3,532,000	3,531,514

U.S. Treasury Bills with effective yields ranging from
0.22% to 0.24%, July 28, 2011 # ##		2,362,000	2,357,508

U.S. Treasury Bills with effective yields ranging from
0.20% to 0.27%, June 2, 2011 # ##		5,206,000	5,197,696

U.S. Treasury Bills with effective yields ranging from
0.16% to 0.31%, March 10, 2011 # ##		6,442,000	6,438,715

Total short-term investments (cost $73,636,225)			$73,625,181

TOTAL INVESTMENTS

Total investments (cost $250,722,281)			$260,142,835

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
PLN	Polish Zloty
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
MTNE	Medium Term Notes Class E
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2009 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $213,589,689.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $142,879,616 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	85.0%	Russia	0.8%

Italy	4.8	Supra-Nation	0.7

Netherlands	1.6	Canada	0.6

United Kingdom	1.3	Japan	0.6

Germany	1.0	Other	3.6

		Total	100.0%

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $175,909,905)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	11/22/10	$1,298,745	$1,282,157	$16,588

	Brazilian Real	Buy	11/22/10	128,642	131,014	(2,372)

	British Pound	Buy	11/22/10	641,285	634,093	7,192

	Canadian Dollar	Sell	11/22/10	1,428,604	1,430,440	1,836

	Chilean Peso	Buy	11/22/10	196,647	199,079	(2,432)

	Czech Koruna	Sell	11/22/10	226,124	226,691	567

	Euro	Buy	11/22/10	4,395,896	4,335,144	60,752

	Japanese Yen	Buy	11/22/10	632,643	610,610	22,033

	Mexican Peso	Buy	11/22/10	395,743	395,222	521

	Norwegian Krone	Buy	11/22/10	181,280	182,422	(1,142)

	Singapore Dollar	Sell	11/22/10	578,507	572,805	(5,702)

	South Korean Won	Buy	11/22/10	670,516	676,824	(6,308)

	Swedish Krona	Sell	11/22/10	255,710	255,137	(573)

	Swiss Franc	Sell	11/22/10	618,617	626,568	7,951

	Taiwan Dollar	Buy	11/22/10	445,577	446,846	(1,269)

	Turkish Lira (New)	Buy	11/22/10	387,227	390,107	(2,880)

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $175,909,905) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	11/22/10	$1,204,770	$1,188,174	$16,596

	Brazilian Real	Buy	11/22/10	108,496	109,811	(1,315)

	British Pound	Sell	11/22/10	536,539	526,587	(9,952)

	Canadian Dollar	Sell	11/22/10	930,684	926,370	(4,314)

	Chilean Peso	Sell	11/22/10	17	18	1

	Czech Koruna	Sell	11/22/10	613,787	619,724	5,937

	Euro	Buy	11/22/10	1,076,121	1,073,713	2,408

	Hungarian Forint	Buy	11/22/10	213,426	213,124	302

	Japanese Yen	Buy	11/22/10	1,459,503	1,408,909	50,594

	Mexican Peso	Buy	11/22/10	196,713	194,677	2,036

	New Zealand Dollar	Sell	11/22/10	386,461	382,645	(3,816)

	Norwegian Krone	Buy	11/22/10	455,445	458,293	(2,848)

	Polish Zloty	Buy	11/22/10	603,769	605,582	(1,813)

	Singapore Dollar	Sell	11/22/10	756,229	748,776	(7,453)

	South Korean Won	Buy	11/22/10	397,018	400,071	(3,053)

	Swedish Krona	Buy	11/22/10	325,067	328,274	(3,207)

	Swiss Franc	Sell	11/22/10	767,714	778,085	10,371

	Taiwan Dollar	Buy	11/22/10	279,964	279,822	142

	Turkish Lira (New)	Buy	11/22/10	581,118	584,745	(3,627)

Citibank, N.A.

	Australian Dollar	Buy	11/22/10	891,293	880,620	10,673

	Brazilian Real	Sell	11/22/10	43,153	43,876	723

	British Pound	Buy	11/22/10	2,123,254	2,100,903	22,351

	Canadian Dollar	Sell	11/22/10	242,297	241,565	(732)

	Chilean Peso	Sell	11/22/10	226	229	3

	Czech Koruna	Sell	11/22/10	208,475	209,245	770

	Danish Krone	Buy	11/22/10	708,766	710,672	(1,906)

	Euro	Buy	11/22/10	4,358,525	4,300,783	57,742

	Hungarian Forint	Buy	11/22/10	209,917	211,449	(1,532)

	Japanese Yen	Buy	11/22/10	1,266,141	1,222,294	43,847

	Mexican Peso	Buy	11/22/10	220,411	220,021	390

	Norwegian Krone	Buy	11/22/10	406,603	409,071	(2,468)

	Polish Zloty	Buy	11/22/10	304,869	310,364	(5,495)

	Singapore Dollar	Sell	11/22/10	387,653	384,003	(3,650)

	South African Rand	Sell	11/22/10	642,985	654,432	11,447

	South Korean Won	Buy	11/22/10	411,165	412,884	(1,719)

	Swedish Krona	Buy	11/22/10	50,990	50,905	85

	Swiss Franc	Buy	11/22/10	815,620	826,787	(11,167)

	Taiwan Dollar	Buy	11/22/10	20,338	20,406	(68)

	Turkish Lira (New)	Buy	11/22/10	581,397	585,762	(4,365)

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $175,909,905) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG

	Australian Dollar	Buy	11/22/10	$640,922	$632,264	$8,658

	British Pound	Buy	11/22/10	461,104	454,355	6,749

	Canadian Dollar	Sell	11/22/10	1,081,471	1,079,760	(1,711)

	Euro	Sell	11/22/10	2,838,675	2,798,851	(39,824)

	Japanese Yen	Buy	11/22/10	21,367,853	20,649,710	718,143

	Norwegian Krone	Buy	11/22/10	1,033,882	1,040,275	(6,393)

	South African Rand	Sell	11/22/10	2,134	2,163	29

	Swedish Krona	Sell	11/22/10	1,106,854	1,104,717	(2,137)

	Swiss Franc	Sell	11/22/10	1,270,422	1,283,933	13,511

	Turkish Lira (New)	Buy	11/22/10	581,327	585,549	(4,222)

Deutsche Bank AG

	Australian Dollar	Buy	11/22/10	1,193,829	1,177,273	16,556

	Brazilian Real	Sell	11/22/10	58,569	58,805	236

	Canadian Dollar	Buy	11/22/10	363,985	362,889	1,096

	Czech Koruna	Sell	11/22/10	414,986	416,532	1,546

	Euro	Buy	11/22/10	940,529	936,697	3,832

	Hungarian Forint	Buy	11/22/10	208,952	210,461	(1,509)

	Malaysian Ringgit	Buy	11/22/10	521,960	524,066	(2,106)

	Mexican Peso	Buy	11/22/10	209,293	208,434	859

	New Zealand Dollar	Sell	11/22/10	202,197	200,230	(1,967)

	Norwegian Krone	Buy	11/22/10	504,731	503,319	1,412

	Polish Zloty	Buy	11/22/10	1,280,577	1,282,896	(2,319)

	Singapore Dollar	Sell	11/22/10	387,808	384,174	(3,634)

	South Korean Won	Buy	11/22/10	205,942	205,637	305

	Swedish Krona	Sell	11/22/10	478,456	477,475	(981)

	Swiss Franc	Sell	11/22/10	884,637	896,948	12,311

	Taiwan Dollar	Buy	11/22/10	5,652	5,625	27

	Turkish Lira (New)	Buy	11/22/10	790,519	794,728	(4,209)

Goldman Sachs International

	Australian Dollar	Buy	11/22/10	1,189,140	1,172,990	16,150

	British Pound	Buy	11/22/10	428,431	423,946	4,485

	Canadian Dollar	Sell	11/22/10	709,942	708,080	(1,862)

	Chilean Peso	Sell	11/22/10	8,532	8,742	210

	Euro	Buy	11/22/10	2,002,618	1,991,129	11,489

	Hungarian Forint	Sell	11/22/10	685	686	1

	Japanese Yen	Buy	11/22/10	2,124,618	2,050,846	73,772

	Norwegian Krone	Buy	11/22/10	33,611	33,790	(179)

	Polish Zloty	Buy	11/22/10	602,931	603,748	(817)

	South African Rand	Sell	11/22/10	207,812	210,065	2,253

	Swedish Krona	Sell	11/22/10	705,347	712,532	7,185

	Swiss Franc	Sell	11/22/10	871,950	883,734	11,784

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $175,909,905) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association

	Australian Dollar	Buy	11/22/10	$1,888,695	$1,863,025	$25,670

	British Pound	Sell	11/22/10	1,006,964	984,928	(22,036)

	Euro	Buy	11/22/10	2,712,252	2,673,904	38,348

	Japanese Yen	Buy	11/22/10	1,458,756	1,428,418	30,338

	Norwegian Krone	Buy	11/22/10	755,922	760,582	(4,660)

	Singapore Dollar	Sell	11/22/10	585,844	580,337	(5,507)

	South Korean Won	Buy	11/22/10	199,874	201,519	(1,645)

	Swiss Franc	Sell	11/22/10	1,724,920	1,747,570	22,650

	Taiwan Dollar	Sell	11/22/10	192,314	191,802	(512)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	11/22/10	2,882,539	2,843,465	39,074

	Brazilian Real	Buy	11/22/10	321,343	325,911	(4,568)

	British Pound	Sell	11/22/10	446,849	444,467	(2,382)

	Canadian Dollar	Sell	11/22/10	1,228,407	1,232,784	4,377

	Chilean Peso	Buy	11/22/10	188,231	190,472	(2,241)

	Czech Koruna	Sell	11/22/10	159,468	160,248	780

	Euro	Buy	11/22/10	3,727,662	3,678,211	49,451

	Hungarian Forint	Buy	11/22/10	386,830	388,105	(1,275)

	Japanese Yen	Buy	11/22/10	2,737,281	2,668,034	69,247

	Malaysian Ringgit	Buy	11/22/10	339,136	341,370	(2,234)

	Mexican Peso	Buy	11/22/10	110,625	110,242	383

	New Zealand Dollar	Sell	11/22/10	387,601	383,723	(3,878)

	Norwegian Krone	Buy	11/22/10	1,143,566	1,150,833	(7,267)

	Peruvian New Sol	Sell	11/22/10	329,069	330,308	1,239

	Polish Zloty	Buy	11/22/10	420,854	422,088	(1,234)

	Singapore Dollar	Sell	11/22/10	713,286	706,607	(6,679)

	South African Rand	Buy	11/22/10	199	204	(5)

	South Korean Won	Buy	11/22/10	1,732,013	1,745,331	(13,318)

	Swedish Krona	Buy	11/22/10	256,250	262,227	(5,977)

	Swiss Franc	Sell	11/22/10	825,059	836,080	11,021

	Taiwan Dollar	Buy	11/22/10	23,134	23,300	(166)

	Turkish Lira (New)	Buy	11/22/10	379,299	382,308	(3,009)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	11/22/10	2,134,552	2,102,678	31,874

	British Pound	Sell	11/22/10	125,086	123,791	(1,295)

	Canadian Dollar	Sell	11/22/10	197,130	196,525	(605)

	Czech Koruna	Sell	11/22/10	413,181	414,796	1,615

	Euro	Sell	11/22/10	1,174,758	1,164,151	(10,607)

	Hungarian Forint	Buy	11/22/10	202,546	202,092	454

	Japanese Yen	Buy	11/22/10	922,966	902,229	20,737

	Norwegian Krone	Buy	11/22/10	271,749	273,401	(1,652)

	Polish Zloty	Buy	11/22/10	806,619	808,278	(1,659)

	Swedish Krona	Sell	11/22/10	602,799	595,850	(6,949)

FORWARD CURRENCY CONTRACTS at 10/31/10 (aggregate face value $175,909,905) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Swiss Franc	Buy	11/22/10	$252,521	$251,300	$1,221

	Turkish Lira (New)	Buy	11/22/10	618,047	623,037	(4,990)

State Street Bank and Trust Co.

	Australian Dollar	Buy	11/22/10	997,186	983,663	13,523

	British Pound	Buy	11/22/10	737,702	730,484	7,218

	Canadian Dollar	Sell	11/22/10	250,233	249,451	(782)

	Euro	Buy	11/22/10	6,426,161	6,366,477	59,684

	Hungarian Forint	Buy	11/22/10	218,032	211,381	6,651

	Japanese Yen	Buy	11/22/10	2,021,165	1,950,751	70,414

	Malaysian Ringgit	Buy	11/22/10	440,626	442,757	(2,131)

	Mexican Peso	Buy	11/22/10	49	48	1

	Norwegian Krone	Buy	11/22/10	30,208	30,395	(187)

	Polish Zloty	Buy	11/22/10	608,971	610,309	(1,338)

	Swedish Krona	Sell	11/22/10	537,308	536,167	(1,141)

	Swiss Franc	Sell	11/22/10	1,996,523	1,989,805	(6,718)

	Taiwan Dollar	Buy	11/22/10	19,593	19,669	(76)

UBS AG

	Australian Dollar	Buy	11/22/10	2,590,261	2,555,692	34,569

	British Pound	Buy	11/22/10	1,646,295	1,628,995	17,300

	Canadian Dollar	Sell	11/22/10	1,012,789	1,009,739	(3,050)

	Czech Koruna	Sell	11/22/10	402,069	403,477	1,408

	Euro	Buy	11/22/10	220,059	221,179	(1,120)

	Japanese Yen	Buy	11/22/10	1,581,081	1,540,068	41,013

	Mexican Peso	Buy	11/22/10	422,033	416,745	5,288

	Norwegian Krone	Buy	11/22/10	669,162	673,057	(3,895)

	South African Rand	Buy	11/22/10	553,407	565,185	(11,778)

	Swedish Krona	Buy	11/22/10	158,879	159,674	(795)

	Swiss Franc	Sell	11/22/10	929,295	941,733	12,438

	Thai Baht	Buy	11/22/10	379,483	380,218	(735)

Westpac Banking Corp.

	Australian Dollar	Buy	11/22/10	722,100	711,938	10,162

	British Pound	Sell	11/22/10	79,120	77,653	(1,467)

	Canadian Dollar	Sell	11/22/10	125,509	125,143	(366)

	Euro	Buy	11/22/10	26,333,785	26,001,687	332,098

	Japanese Yen	Buy	11/22/10	1,957,644	1,889,851	67,793

	New Zealand Dollar	Sell	11/22/10	196,498	194,509	(1,989)

	Norwegian Krone	Buy	11/22/10	83,356	83,887	(531)

	Swedish Krona	Sell	11/22/10	507,606	506,920	(686)

	Swiss Franc	Sell	11/22/10	875,604	887,784	12,180

Total						$1,980,493

FUTURES CONTRACTS OUTSTANDING at 10/31/10

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Long)	11	$7,655,898	Dec-10	$(15,399)

Canadian Government Bond 10 yr (Long)	16	1,982,513	Dec-10	18,396

Euro-Bobl 5 yr (Short)	58	9,642,601	Dec-10	113,446

Euro-Bund 10 yr (Short)	21	3,771,136	Dec-10	1,736

Euro-Buxl 30 yr Bond (Long)	12	1,936,324	Dec-10	(23,110)

Euro-Schatz 2 yr (Long)	137	20,717,568	Dec-10	(43,349)

Japanese Government Bond 10 yr (Long)	8	14,235,477	Dec-10	162,987

Japanese Government Bond 10 yr
Mini (Long)	43	7,653,172	Dec-10	87,951

U.K. Gilt 10 yr (Long)	96	18,970,005	Dec-10	(184,364)

U.S. Treasury Bond 30 yr (Long)	198	26,699,063	Dec-10	(1,444,845)

U.S. Treasury Bond 20 yr (Short)	10	1,309,375	Dec-10	4,012

U.S. Treasury Note 10 yr (Long)	20	2,525,625	Dec-10	16,853

Total				$(1,305,686)

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $13,211,141)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$4,890,000	Aug-11/4.475	$18,484

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	4,890,000	Aug-11/4.475	641,666

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,486,000	Aug-11/4.55	14,894

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	4,486,000	Aug-11/4.55	617,363

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,651,000	Aug-11/4.765	13,223

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	5,651,000	Aug-11/4.765	880,200

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	6,125,000	Aug-11/4.70	14,761

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $13,211,141) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	$6,125,000	Aug-11/4.70	$924,936

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,011,340	Feb-15/5.36	33,819

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,011,340	Feb-15/5.36	118,964

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	8,134,000	Mar-11/4.7375	1,545

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	8,972,000	Aug-11/4.49	1,189,956

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	8,972,000	Aug-11/4.49	32,658

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	3,454,500	Jul-11/4.5475	9,189

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	6,909,000	Jul-11/4.52	19,276

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	3,454,500	Jul-11/4.5475	482,663

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	6,909,000	Jul-11/4.52	949,366

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	7,367,000	Jul-11/4.525	1,015,394

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	11,050,500	Jul-11/4.745	22,433

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	11,050,500	Jul-11/4.745	1,723,878

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $13,211,141) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$7,367,000	Jul-11/4.525	$20,333

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	7,367,000	Jul-11/4.46	22,617

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	7,367,000	Jul-11/4.46	975,243

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	5,252,000	Aug-15/4.375	617,373

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	5,252,000	Aug-15/4.375	620,996

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	5,252,000	Aug-15/4.46	583,235

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	5,252,000	Aug-15/4.46	656,658

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
3.565% versus the three month USD-LIBOR-BBA
maturing January 25, 2041.	8,146,100	Jan-11/3.565	231,838

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.565% versus the three month USD-LIBOR-BBA
maturing January 25, 2041.	8,146,100	Jan-11/3.565	429,381

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	4,482,500	Sep-15/4.04	231,163

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	4,482,500	Sep-15/4.04	346,901

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	2,765,900	Feb-15/5.27	81,576

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	2,765,900	Feb-15/5.27	311,025

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $13,211,141) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	$3,954,500	May-12/5.51	$759,184

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	599,600	Apr-12/4.8675	5,007

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 12, 2022.	599,600	Apr-12/4.8675	86,013

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	8,134,000	Mar-11/4.665	1,707

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	3,954,500	May-12/5.51	19,773

Total			$14,724,691

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
AUD	2,080,000	$—	9/17/15	6 month AUD-
				BBR-BBSW	5.38%	$(8,293)

AUD	1,040,000	—	9/17/20	5.5725%	6 month AUD-
					BBR-BBSW	7,175

AUD	1,040,000	—	9/22/20	5.685%	6 month AUD-
					BBR-BBSW	(616)

AUD	2,080,000	—	9/22/15	6 month AUD-
				BBR-BBSW	5.56%	5,760

CAD	1,060,000	—	9/21/20	3.1025%	3 month CAD-
					BA-CDOR	(17,035)

AUD	2,920,000	—	9/29/15	6 month AUD-
				BBR-BBSW	5.5275%	3,397

AUD	1,660,000	—	9/29/20	5.63%	6 month AUD-
					BBR-BBSW	6,192

EUR	1,100,000 E	—	10/29/40	2.435%	6 month EUR-
					EURIBOR-
					REUTERS	(7,566)

GBP	3,930,000	—	6/15/12	6 month GBP-
				LIBOR-BBA	1.5225%	44,746

GBP	2,300,000	—	6/15/15	2.59%	6 month GBP-
					LIBOR-BBA	(117,836)

	$27,326,100	16,349	7/23/15	1.90%	3 month USD-
					LIBOR-BBA	(849,236)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC
AUD	1,070,000 E	$—	2/4/20	6 month AUD-
				BBR-BBSW	6.8%	$31,254

AUD	1,210,000	—	10/1/15	6 month AUD-
				BBR-BBSW	5.43%	(3,205)

	$5,043,100 E	—	3/9/21	4.2375%	3 month USD-
					LIBOR-BBA	(629,631)

	3,988,700	(91,242)	9/21/20	3 month USD-
				LIBOR-BBA	3.95%	381,048

	3,740,200	98,180	9/28/20	4.02%	3 month USD-
					LIBOR-BBA	(365,349)

AUD	2,060,000	—	5/24/15	5.505%	6 month AUD-
					BBR-BBSW	(9,704)

AUD	1,340,000	—	7/27/15	5.435%	6 month AUD-
					BBR-BBSW	1,873

	$4,043,600	(45,657)	10/28/30	3.38%	3 month USD-
					LIBOR-BBA	7,235

	5,223,500	(3,879)	10/28/12	0.52%	3 month USD-
					LIBOR-BBA	(6,184)

	7,620,700	—	8/9/15	3 month USD-
				LIBOR-BBA	1.77%	174,408

GBP	1,440,000	—	8/24/20	2.9525%	6 month GBP-
					LIBOR-BBA	29,975

GBP	1,440,000	—	8/25/20	2.898%	6 month GBP-
					LIBOR-BBA	41,313

AUD	2,060,000	—	8/26/15	6 month AUD-
				BBR-BBSW	5.025%	(38,293)

	$1,640,000	—	8/27/15	3 month USD-
				LIBOR-BBA	1.6275%	24,299

	1,610,000	—	8/27/40	3.21625%	3 month USD-
					LIBOR-BBA	122,729

	9,095,600	—	9/7/15	3 month USD-
				LIBOR-BBA	1.6525%	137,902

	1,364,400	(32,950)	10/20/20	3 month USD-
				LIBOR-BBA	4.065%	138,303

	2,135,900	—	10/29/20	3 month USD-
				LIBOR-BBA	2.76%	13,796

Citibank, N.A.
GBP	15,160,000	—	7/1/12	6 month GBP-
				LIBOR-BBA	1.43%	122,153

GBP	12,120,000	—	7/1/15	2.45%	6 month GBP-
					LIBOR-BBA	(471,675)

GBP	3,600,000	—	7/1/20	6 month GBP-
				LIBOR-BBA	3.3675%	165,237

	$52,521,100	25,738	7/9/12	0.96%	3 month USD-
					LIBOR-BBA	(574,372)

	3,810,300	—	8/9/20	3 month USD-
				LIBOR-BBA	2.89875%	103,134

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$24,900,500	$—	9/24/12	3 month USD-
				LIBOR-BBA	0.6175%	$71,195

	2,554,800	—	9/24/20	3 month USD-
				LIBOR-BBA	2.5875%	(14,578)

Credit Suisse International
	53,863,600	—	5/5/12	1.25%	3 month USD-
					LIBOR-BBA	(945,227)

CHF	2,100,000	—	7/28/15	1.27%	6 month CHF-
					LIBOR-BBA	(19,378)

	$5,000,000	—	8/4/20	2.92%	3 month USD-
					LIBOR-BBA	(147,536)

MXN	16,310,000 F	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	48,499

	$7,000,000	—	9/27/12	0.6125%	3 month USD-
					LIBOR-BBA	(19,020)

	9,900,000	—	9/27/20	2.53875%	3 month USD-
					LIBOR-BBA	103,887

	5,976,600	—	10/5/20	3 month USD-
				LIBOR-BBA	2.61125%	(27,983)

CHF	7,640,000	—	5/19/12	0.61583%	6 month CHF-
					LIBOR-BBA	(37,751)

CHF	7,640,000	—	5/20/12	0.62833%	6 month CHF-
					LIBOR-BBA	(39,553)

CHF	7,640,000	—	5/25/12	0.5825%	6 month CHF-
					LIBOR-BBA	(32,815)

	$56,851,000	(25,681)	12/16/13	2.23%	3 month USD-
					LIBOR-BBA	(3,058,656)

GBP	3,710,000	—	7/9/15	2.425%	6 month GBP-
					LIBOR-BBA	(134,483)

GBP	2,060,000	—	7/9/20	6 month GBP-
				LIBOR-BBA	3.3725%	93,614

CHF	8,430,000	—	11/17/11	2.5125%	6 month CHF-
					LIBOR-BBA	(377,015)

Deutsche Bank AG
	$40,099,600	(25,231)	7/27/12	0.78%	3 month USD-
					LIBOR-BBA	(330,252)

	55,681,600	130,440	7/27/20	3 month USD-
				LIBOR-BBA	2.94%	1,985,561

MXN	16,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	56,833

	$59,088,000	6,746	5/6/12	1.25%	3 month USD-
					LIBOR-BBA	(1,029,751)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
AUD	510,000 E	$—	2/23/20	6 month AUD-
				BBR-BBSW	6.6925%	$13,029

AUD	1,560,000 E	—	2/23/20	6 month AUD-
				BBR-BBSW	6.7%	40,251

	$5,883,400	—	7/20/40	3.7275%	3 month USD-
					LIBOR-BBA	(149,505)

	23,330,800	—	7/23/14	3 month USD-
				LIBOR-BBA	1.5475%	600,221

	5,713,300	—	7/23/40	3.7125%	3 month USD-
					LIBOR-BBA	(127,293)

	38,807,000	(4,320)	10/1/12	0.59%	3 month USD-
					LIBOR-BBA	(90,547)

GBP	1,510,000	—	10/5/20	3.0575%	6 month GBP-
					LIBOR-BBA	18,221

EUR	1,100,000 E	—	10/28/40	2.39%	6 month EUR-
					EURIBOR-
					REUTERS	(4,280)

CHF	7,840,000	—	6/1/12	0.555%	6 month CHF-
					LIBOR-BBA	(30,943)

	$7,962,800	—	8/12/15	3 month USD-
				LIBOR-BBA	1.665%	140,135

	2,210,000	—	8/12/40	3.68%	3 month USD-
					LIBOR-BBA	(28,952)

AUD	2,080,000	—	9/20/15	6 month AUD-
				BBR-BBSW	5.39%	(7,618)

AUD	1,040,000	—	9/20/20	5.5775%	6 month AUD-
					BBR-BBSW	6,879

AUD	970,000 E	—	2/5/20	6 month AUD-
				BBR-BBSW	6.71%	25,417

JPMorgan Chase Bank, N.A.
JPY	901,000,000	—	2/19/15	6 month JPY-
				LIBOR-BBA	0.705%	135,258

JPY	149,300,000	—	2/19/20	6 month JPY-
				LIBOR-BBA	1.3975%	84,773

AUD	2,060,000	—	3/1/15	5.6%	6 month AUD-
					BBR-BBSW	(16,058)

AUD	1,545,000	—	3/2/15	5.6515%	6 month AUD-
					BBR-BBSW	(14,592)

	$5,043,100 E	—	3/8/21	4.165%	3 month USD-
					LIBOR-BBA	(597,456)

	4,894,200	(114,524)	9/20/20	3 month USD-
				LIBOR-BBA	3.995%	485,259

	3,262,800	(76,023)	9/20/20	3 month USD-
				LIBOR-BBA	3.965%	314,944

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$2,388,700	$109,163	10/14/20	4.02%	3 month USD-
					LIBOR-BBA	$(182,530)

	5,883,400	—	7/20/40	3.7225%	3 month USD-
					LIBOR-BBA	(143,892)

	2,267,400	—	7/22/40	3.75%	3 month USD-
					LIBOR-BBA	(66,916)

MXN	2,330,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	8,460

	$9,000,000	—	8/5/20	2.866%	3 month USD-
					LIBOR-BBA	(220,536)

AUD	1,520,000	—	6/26/19	6 month AUD-
				BBR-BBSW	6.05%	44,327

JPY	369,130,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(51,294)

EUR	17,270,000	—	5/31/15	6 month EUR-
				EURIBOR-
				REUTERS	2.0975%	124,837

EUR	7,130,000	—	5/31/20	6 month EUR-
				EURIBOR-
				REUTERS	2.949%	242,275

AUD	1,545,000	—	6/11/15	5.545%	6 month AUD-
					BBR-BBSW	(7,569)

	$7,823,000	—	8/12/15	1.7325%	3 month USD-
					LIBOR-BBA	(163,554)

AUD	2,020,000	—	9/3/15	5.075%	6 month AUD-
					BBR-BBSW	32,620

	$2,357,900	—	9/7/14	3 month USD-
				LIBOR-BBA	1.3375%	33,220

	5,416,600	—	10/25/40	3 month USD-
				LIBOR-BBA	3.5275%	(122,026)

	2,900,000	—	10/28/20	3 month USD-
				LIBOR-BBA	2.72175%	8,569

JPY	368,110,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	28,040

AUD	1,960,000	—	9/16/15	6 month AUD-
				BBR-BBSW	5.375%	(8,291)

AUD	1,000,000	—	9/16/20	5.549%	6 month AUD-
					BBR-BBSW	8,688

CAD	1,060,000	—	9/21/20	3.105%	3 month CAD-
					BA-CDOR	(17,266)

	$14,783,000	—	10/5/12	0.62125%	3 month USD-
					LIBOR-BBA	(37,183)

JPY	89,500,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	10,810

JPY	120,300,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(2,299)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
PLN	2,820,000	$—	1/26/11	6 month PLN-
				WIBOR-WIBO	4.177%	$19,817

	$32,432,400	64,619	7/16/15	2.14%	3 month USD-
					LIBOR-BBA	(1,360,761)

	68,478,900	(144,602)	7/16/20	3 month USD-
				LIBOR-BBA	3.15%	3,529,640

	28,542,400	107,256	7/16/40	3.88%	3 month USD-
					LIBOR-BBA	(1,460,414)

Total						$(4,347,560)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
	$2,193,359	1/12/39	5.50% (1 month	Synthetic TRS	$30,320
			USD-LIBOR)	Index 5.50% 30
				year Fannie Mae
				pools

Citibank, N.A.
GBP	2,020,000 F	5/18/13	(3.38%)	GBP Non-revised	(12,350)
				UK Retail Price
				Index

Goldman Sachs International
	$1,010,000	7/28/11	(0.685%)	USA Non Revised	4,757
				Consumer Price
				Index-Urban
				(CPI-U)

	1,010,000	7/29/11	(0.76%)	USA Non Revised	4,040
				Consumer Price
				Index-Urban
				(CPI-U)

	1,010,000	7/30/11	(0.73%)	USA Non Revised	4,373
				Consumer Price
				Index-Urban
				(CPI-U)

JPMorgan Chase Bank, N.A.
EUR	980,000 F	8/10/12	(1.435%)	Eurostat Eurozone	3,244
				HICP excluding
				tobacco

Total					$34,384

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(4,451)	$500,000	12/20/19	(100 bp)	$39,981

General Electric
Capital Corp.,
5 5/8%, 9/15/17	Aa2	—	135,000	12/20/13	530 bp	17,468

Deutsche Bank AG
General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	275,000	9/20/13	109 bp	(634)

Total						$56,815

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$11,290,996	$457,385

Corporate bonds and notes	—	50,351,712	—

Foreign government bonds and notes	—	23,307,111	—

Mortgage-backed securities	—	65,182,891	—

Municipal bonds and notes	—	629,621	—

Purchased options outstanding	—	3,883,043	—

Senior loans	—	252,707	—

U.S. Government agency mortgage obligations	—	28,924,313	—

U.S. Treasury obligations	—	2,237,875	—

Short-term investments	53,039,004	20,586,177	—

Totals by level	$53,039,004	$206,646,446	$457,385

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,980,493	$—

Futures contracts	(1,305,686)	—	—

Written options	—	(14,724,691)	—

Interest rate swap contracts	—	(4,341,942)	—

Total return swap contracts	—	34,384	—

Credit default contracts	—	61,266	—

Totals by level	$(1,305,686)	$(16,990,490)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $198,583,277)	$208,003,831
Affiliated issuers (identified cost $52,139,004) (Note 6)	52,139,004

Foreign currency (cost $17,666) (Note 1)	18,377

Interest and other receivables	1,730,082

Receivable for shares of the fund sold	1,147,221

Receivable for investments sold	7,521,041

Receivable for sales of delayed delivery securities (Note 1)	26,853

Unrealized appreciation on swap contracts (Note 1)	9,981,391

Receivable for variation margin (Note 1)	310,719

Unrealized appreciation on forward currency contracts (Note 1)	2,306,676

Premium paid on swap contracts (Note 1)	568,560

Total assets	283,753,755

LIABILITIES

Payable to custodian	345,553

Payable for investments purchased	10,327,811

Payable for purchases of delayed delivery securities (Note 1)	26,814,750

Payable for shares of the fund repurchased	216,963

Payable for compensation of Manager (Note 2)	98,346

Payable for investor servicing fees (Note 2)	23,888

Payable for custodian fees (Note 2)	43,524

Payable for Trustee compensation and expenses (Note 2)	91,627

Payable for administrative services (Note 2)	765

Payable for distribution fees (Note 2)	60,095

Unrealized depreciation on forward currency contracts (Note 1)	326,183

Written options outstanding, at value (premiums received $13,211,141) (Notes 1 and 3)	14,724,691

Premium received on swap contracts (Note 1)	558,491

Unrealized depreciation on swap contracts (Note 1)	14,237,752

Collateral on certain derivative contracts, at value (Note 1)	2,253,015

Other accrued expenses	40,612

Total liabilities	70,164,066

Net assets	$213,589,689

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$203,750,058

Undistributed net investment income (Note 1)	11,542,118

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,059,256)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,356,769

Total — Representing net assets applicable to capital shares outstanding	$213,589,689

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($157,631,498 divided by 11,986,372 shares)	$13.15

Offering price per class A share (100/96.00 of $13.15)*	$13.70

Net asset value and offering price per class B share ($9,452,820 divided by 721,525 shares)**	$13.10

Net asset value and offering price per class C share ($13,699,727 divided by 1,045,619 shares)**	$13.10

Net asset value and redemption price per class M share ($17,170,038 divided by 1,316,509 shares)	$13.04

Offering price per class M share (100/96.75 of $13.04)***	$13.48

Net asset value, offering price and redemption price per class R share
($2,264,262 divided by 172,384 shares)	$13.14

Net asset value, offering price and redemption price per class Y share
($13,371,344 divided by 1,016,294 shares)	$13.16

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/10

INVESTMENT INCOME

Interest (net of foreign tax of $2,891) (including interest income of $60,495
from investments in affiliated issuers) (Note 6)	$13,278,405

EXPENSES

Compensation of Manager (Note 2)	1,020,495

Investor servicing fees (Note 2)	261,462

Custodian fees (Note 2)	73,827

Trustee compensation and expenses (Note 2)	12,408

Administrative services (Note 2)	8,156

Distribution fees — Class A (Note 2)	327,944

Distribution fees — Class B (Note 2)	84,997

Distribution fees — Class C (Note 2)	86,970

Distribution fees — Class M (Note 2)	85,704

Distribution fees — Class R (Note 2)	8,095

Auditing	142,599

Other	88,705

Fees waived and reimbursed by Manager (Note 2)	(36,303)

Total expenses	2,165,059

Expense reduction (Note 2)	(680)

Net expenses	2,164,379

Net investment income	11,114,026

Net realized gain on investments (Notes 1 and 3)	7,924,274

Net realized gain on swap contracts (Note 1)	4,355,956

Net realized gain on futures contracts (Note 1)	7,864,015

Net realized gain on foreign currency transactions (Note 1)	1,811,584

Net realized gain on written options (Notes 1 and 3)	1,745,161

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,826,175

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, receivable purchase agreement and TBA sale commitments during the year	(13,231,258)

Net gain on investments	12,295,907

Net increase in net assets resulting from operations	$23,409,933

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/10	Year ended 10/31/09

Operations:
Net investment income	$11,114,026	$6,711,623

Net realized gain (loss) on investments and foreign currency transactions	23,700,990	(6,797,481)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(11,405,083)	37,321,813

Net increase in net assets resulting from operations	23,409,933	37,235,955

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(16,673,420)	(6,061,630)

Class B	(1,052,670)	(473,014)

Class C	(952,758)	(208,016)

Class M	(2,318,695)	(1,143,549)

Class R	(184,915)	(34,716)

Class Y	(1,361,230)	(330,898)

Increase in capital from settlement payments	1,873	6,167

Redemption fees (Note 1)	24,848	12,316

Increase (decrease) from capital share transactions (Note 4)	62,213,630	(5,717,556)

Total increase in net assets	63,106,596	23,285,059

NET ASSETS

Beginning of year	150,483,093	127,198,034

End of year (including undistributed net investment
income of $11,542,118 and $16,207,188, respectively)	$213,589,689	$150,483,093

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%) [e]

Class A
October 31, 2010	$13.24	.80	.82	1.62	(1.71)	(1.71)	— [f]	— [f,g]	$13.15	13.63	$157,631	1.14	6.35	78.83
October 31, 2009	10.47	.62	2.91	3.53	(.76)	(.76)	— [f]	— [f,h]	13.24	35.39	113,047	1.14	5.57	203.18
October 31, 2008	12.68	.62	(2.16)	(1.54)	(.68)	(.68)	.01	—	10.47	(12.79)	90,998	1.13	4.96	181.55
October 31, 2007	12.12	.47	.57	1.04	(.48)	(.48)	— [f]	—	12.68	8.76	91,616	1.16	3.82	103.10
October 31, 2006	12.18	.37 [i]	.22	.59	(.65)	(.65)	— [f]	—	12.12	5.01	87,210	1.17 [i]	3.04 [i]	97.83

Class B
October 31, 2010	$13.20	.72	.80	1.52	(1.62)	(1.62)	— [f]	— [f,g]	$13.10	12.74	$9,453	1.89	5.67	78.83
October 31, 2009	10.44	.52	2.92	3.44	(.68)	(.68)	— [f]	— [f,h]	13.20	34.38	8,144	1.89	4.77	203.18
October 31, 2008	12.64	.53	(2.14)	(1.61)	(.59)	(.59)	— [f]	—	10.44	(13.40)	9,559	1.88	4.24	181.55
October 31, 2007	12.08	.37	.57	.94	(.38)	(.38)	— [f]	—	12.64	7.97	10,644	1.91	3.09	103.10
October 31, 2006	12.13	.28 [i]	.23	.51	(.56)	(.56)	— [f]	—	12.08	4.31	15,238	1.92 [i]	2.37 [i]	97.83

Class C
October 31, 2010	$13.20	.68	.85	1.53	(1.63)	(1.63)	— [f]	— [f,g]	$13.10	12.80	$13,700	1.89	5.39	78.83
October 31, 2009	10.44	.53	2.91	3.44	(.68)	(.68)	— [f]	— [f,h]	13.20	34.38	4,451	1.89	4.82	203.18
October 31, 2008	12.65	.53	(2.15)	(1.62)	(.59)	(.59)	— [f]	—	10.44	(13.45)	3,887	1.88	4.21	181.55
October 31, 2007	12.09	.38	.56	.94	(.38)	(.38)	— [f]	—	12.65	7.96	2,830	1.91	3.07	103.10
October 31, 2006	12.14	.27 [i]	.24	.51	(.56)	(.56)	— [f]	—	12.09	4.32	2,712	1.92 [i]	2.28 [i]	97.83

Class M
October 31, 2010	$13.14	.78	.80	1.58	(1.68)	(1.68)	— [f]	— [f,g]	$13.04	13.35	$17,170	1.39	6.21	78.83
October 31, 2009	10.40	.58	2.89	3.47	(.73)	(.73)	— [f]	— [f,h]	13.14	35.00	18,789	1.39	5.30	203.18
October 31, 2008	12.60	.58	(2.13)	(1.55)	(.65)	(.65)	— [f]	—	10.40	(13.01)	16,798	1.38	4.70	181.55
October 31, 2007	12.04	.43	.58	1.01	(.45)	(.45)	— [f]	—	12.60	8.54	20,088	1.41	3.58	103.10
October 31, 2006	12.10	.34 [i]	.22	.56	(.62)	(.62)	— [f]	—	12.04	4.79	21,974	1.42 [i]	2.81 [i]	97.83

Class R
October 31, 2010	$13.23	.75	.84	1.59	(1.68)	(1.68)	— [f]	— [f,g]	$13.14	13.39	$2,264	1.39	5.92	78.83
October 31, 2009	10.46	.59	2.91	3.50	(.73)	(.73)	— [f]	— [f,h]	13.23	35.10	834	1.39	5.31	203.18
October 31, 2008	12.67	.59	(2.15)	(1.56)	(.65)	(.65)	— [f]	—	10.46	(13.01)	527	1.38	4.69	181.55
October 31, 2007	12.12	.44	.56	1.00	(.45)	(.45)	— [f]	—	12.67	8.42	422	1.41	3.52	103.10
October 31, 2006	12.17	.32 [i]	.25	.57	(.62)	(.62)	— [f]	—	12.12	4.86	127	1.42 [i]	2.67 [i]	97.83

Class Y
October 31, 2010	$13.25	.83	.83	1.66	(1.75)	(1.75)	— [f]	— [f,g]	$13.16	13.93	$13,371.89		6.54	78.83
October 31, 2009	10.48	.64	2.92	3.56	(.79)	(.79)	— [f]	— [f,h]	13.25	35.69	5,218.89		5.78	203.18
October 31, 2008	12.70	.66	(2.18)	(1.52)	(.71)	(.71)	.01	—	10.48	(12.61)	5,429.88		5.24	181.55
October 31, 2007	12.13	.50	.58	1.08	(.51)	(.51)	— [f]	—	12.70	9.12	3,228.91		4.06	103.10
October 31, 2006	12.18	.40 [i]	.23	.63	(.68)	(.68)	— [f]	—	12.13	5.34	2,517	.92 [i]	3.31 [i]	97.83

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

64	65

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2010	0.02%

October 31, 2009	0.32

October 31, 2008	0.33

October 31, 2007	0.34

October 31, 2006	0.31

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/10

Note 1: Significant accounting policies

Putnam Global Income Trust (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek high current income by investing in a portfolio primarily consisting of investment-grade securitized debt instruments and other obligations of companies and governments worldwide that have intermediate- to long-term maturities. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective November 1, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2009 through October 31, 2010.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the period.

F) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates and volatility. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $80,600,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

G) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $137,800,000 on forward currency contracts for the reporting period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions/countries and to hedge inflation in specific regions/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $19,700,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $885,400,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund enters into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $8,600,000 on credit default swap contracts for the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $857,389 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $17,104,474 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $17,075,784.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates.

During the reporting period, the fund did not utilize the program.

P) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly.

During the reporting period, the fund had no borrowings against these arrangements.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2010, the fund had a capital loss carryover of $5,525,442 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2017.

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, unrealized and realized gains and losses on certain futures contracts, income on swap contracts, interest only securities and receivable purchase agreements. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $6,764,592 to increase undistributed net investment income and $1,874 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $6,762,718.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,903,539
Unrealized depreciation	(5,443,383)

Net unrealized appreciation	7,460,156
Undistributed ordinary income	12,635,956
Capital loss carryforward	(5,525,442)
Cost for federal income tax purposes	$252,682,679

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.700% of the first $5 billion, 0.650% of the next $5 billion, 0.600% of the next $10 billion, 0.550% of the next $10 billion, 0.500% of the next $50 billion, 0.480% of the next $50 billion, 0.470% of the next $100 billion and 0.465% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.562% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $36,303 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Purchaser) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $290,270 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $90,225 (exclusive of the initial payment) from the Purchasers in accordance with the terms of the Agreements.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $680 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $141, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $77,637 and $1,498 from the sale of class A and class M shares, respectively, and received $5,925 and $1,361 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $22 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $136,149,552 and $107,975,025, respectively. Purchases and proceeds from sales of long-term U.S. government securities aggregated $995,938 and $995,313, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at the	USD	191,678,400	$10,922,084
beginning of the reporting period	JPY	—	$—
	EUR	—	$—

Options opened	USD	93,084,480	5,238,926
	JPY	25,000,000	15,444
	EUR	20,300,000	70,421

Options exercised	USD	(21,094,900)	(880,814)
	JPY	—	—
	EUR	—	—

Options expired	USD	(37,610,900)	(1,487,777)
	JPY	—	—
	EUR	—	—

Options closed	USD	(14,317,200)	(581,278)
	JPY	(25,000,000)	(15,444)
	EUR	(20,300,000)	(70,421)

Written options outstanding at the	USD	211,739,880	$13,211,141
end of the reporting period	JPY	—	$—
	EUR	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	4,913,329	$62,466,802	2,171,175	$25,612,000

Shares issued in connection with
reinvestment of distributions	1,144,209	14,330,763	472,191	5,246,739

	6,057,538	76,797,565	2,643,366	30,858,739

Shares repurchased	(2,608,639)	(32,998,116)	(2,793,974)	(29,926,705)

Net increase (decrease)	3,448,899	$43,799,449	(150,608)	$932,034

	Year ended 10/31/10		Year ended 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	356,314	$4,514,207	145,796	$1,682,985

Shares issued in connection with
reinvestment of distributions	66,525	830,123	35,777	390,904

	422,839	5,344,330	181,573	2,073,889

Shares repurchased	(318,409)	(4,019,111)	(480,017)	(5,196,445)

Net increase (decrease)	104,430	$1,325,219	(298,444)	$(3,122,556)

	Year ended 10/31/10		Year ended 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	780,219	$9,927,946	127,495	$1,526,683

Shares issued in connection with
reinvestment of distributions	58,789	734,399	15,968	177,040

	839,008	10,662,345	143,463	1,703,723

Shares repurchased	(130,537)	(1,653,709)	(178,529)	(1,907,194)

Net increase (decrease)	708,471	$9,008,636	(35,066)	$(203,471)

	Year ended 10/31/10		Year ended 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	108,717	$1,367,794	184,527	$1,972,255

Shares issued in connection with
reinvestment of distributions	17,969	223,210	8,248	90,360

	126,686	1,591,004	192,775	2,062,615

Shares repurchased	(239,702)	(3,008,950)	(378,244)	(4,314,320)

Net decrease	(113,016)	$(1,417,946)	(185,469)	$(2,251,705)

	Year ended 10/31/10		Year ended 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	142,751	$1,811,259	35,316	$426,060

Shares issued in connection with
reinvestment of distributions	12,328	154,106	3,045	33,907

	155,079	1,965,365	38,361	459,967

Shares repurchased	(45,747)	(573,530)	(25,690)	(274,855)

Net increase	109,332	$1,391,835	12,671	$185,112

	Year ended 10/31/10		Year ended 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	768,482	$9,938,529	145,740	$1,731,363

Shares issued in connection with
reinvestment of distributions	93,150	1,165,870	29,269	320,052

	861,632	11,104,399	175,009	2,051,415

Shares repurchased	(239,169)	(2,997,962)	(299,269)	(3,308,385)

Net increase (decrease)	622,463	$8,106,437	(124,260)	$(1,256,970)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$61,900	Payables	$634

Foreign exchange
contracts	Receivables	2,306,676	Payables	326,183

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate	appreciation /		Unrealized appreciation/
contracts	(depreciation)	14,586,924*	(depreciation)	31,041,816*

Total		$16,955,500		$31,368,633

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$2,018,996	$2,018,996

Foreign exchange
contracts	—	—	1,817,009	—	$1,817,009

Interest rate contracts	(28,754)	7,864,015	—	2,336,960	$10,172,221

Total	$(28,754)	$7,864,015	$1,817,009	$4,355,956	$14,008,226

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(1,522,321)	$(1,522,321)

Foreign exchange
contracts	—	—	1,874,804	—	$1,874,804

Interest rate contracts	(2,337,797)	(1,278,496)	—	(8,787,272)	$(12,403,565)

Total	$(2,337,797)	$(1,278,496)	$1,874,804	$(10,309,593)	$(12,051,082)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $60,495 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $144,307,602 and $121,674,104, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the tax year ended October 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $20,754,243 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

December 18, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	7,270,653	349,976

Jameson A. Baxter	7,305,010	315,619

Charles B. Curtis	7,309,052	311,577

Robert J. Darretta	7,283,343	337,286

Myra R. Drucker	7,299,766	320,863

John A. Hill	7,287,855	332,774

Paul L. Joskow	7,316,047	304,582

Elizabeth T. Kennan*	7,308,603	312,026

Kenneth R. Leibler	7,288,519	332,110

Robert E. Patterson	7,266,974	353,655

George Putnam, III	7,305,467	315,162

Robert L. Reynolds	7,323,574	297,055

W. Thomas Stephens	7,319,430	301,199

Richard B. Worley	7,318,144	302,485

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,148,791	206,168	162,322	2,103,348

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Francis J. McNamara, III
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited	Richard B. Worley
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Marketing Services	President	Judith Cohen
Putnam Retail Management		Vice President, Clerk and
One Post Office Square	Jonathan S. Horwitz	Assistant Treasurer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Michael Higgins
Custodian	Officer, Treasurer and	Vice President, Senior Associate
State Street Bank	Compliance Liaison	Treasurer and Assistant Clerk
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Assistant Clerk,
Ropes & Gray LLP	Principal Financial Officer	Assistant Treasurer and
Proxy Manager
Independent Registered	Janet C. Smith
Public Accounting Firm	Vice President, Assistant	Susan G. Malloy
PricewaterhouseCoopers LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter,	Vice President
Vice Chairman
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

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Putnam INVESTMENTS

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Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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AN031 264500 12/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2010	$132,274	$--	$10,231	$206*
October 31, 2009	$132,295	$--	$10,224	$223*

* Includes fees of $206 and $223 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2010 and October 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2010 and October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $410,090 and $685,634 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2010	$ -	$ 243,601	$ -	$ -
October 31, 2009	$ -	$ 533,948	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010